As filed with the Securities and Exchange Commission on December 5 , 2014

Securities Act File No. 33-16245
Investment Company Act File No. 811-05276

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                                    ☒

Pre-Effective Amendment No.  __

Post-Effective Amendment No. 36

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          ☒

Post-Effective Amendment No. 36
(Check appropriate box or boxes)

VALUE LINE FUNDS VARIABLE TRUST
(formerly, Value Line Strategic Asset Management Trust)
 (Exact Name of Registrant as Specified in Charter)

7 Times Square, 21st Floor,
New York, NY 10036
 (Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code: (212) 907-1900

Mitchell E. Appel
7 Times Square, 21st Floor,
New York, New York 10036-6524
(Name and Address of Agent for Service)

Copies to:

Peter D. Lowenstein, Esq. 515 West Lyon Farm Drive Greenwich, CT 06831	Leonard A. Pierce, Esq. Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, MA 02109

Approximate date of proposed public offering: As soon as practicable after this Registration Statement is declared effective.
Title of Securities Being Registered: Shares of beneficial interest of the Registrant’s new series, Value Line VIP Equity Advantage Fund
It is proposed that this filing will become effective:
☐ Immediately upon filing pursuant to paragraph (b)
☒ On December 10, 2014 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On _______ pursuant to paragraph (a)(1)
☐ 75 days after filing pursuant to paragraph (a)(2)
☐ On _______ pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☒ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Preliminary Prospectus: Subject to Completion dated December 5 , 2014

The information in this prospectus is not complete and may be changed.  These securities may not be sold until the registration filed with the Securities and Exchange Commission is effective.  This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Value Line VIP Equity Advantage Fund

A series of Value Line Funds Variable Trust

PROSPECTUS
January 1, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Fund Summary
Investment objectives Page 2
Fees and expenses Page 2
Principal investment strategies of the Fund Page 3
Principal risks of investing in the Fund Page 5
Fund performance Page 7
Management Page 7
Purchase and sale of Fund shares Page 8
Tax information Page 8
Payments to broker-dealers and other financial intermediaries Page 8

How The Fund is Managed
Investment objectives Page 9
Principal investment strategies Page 9
Non-principal investment strategies Page 11
The principal risks of investing in the Fund Page 12

Who Manages The Fund
Investment Adviser Page 17
Management fees Page 17
Portfolio management Page 17

About Your Account
How to buy and sell shares Page 18
Frequent purchases and redemptions of Fund shares Page 20
Dividends, distributions and taxes Page 20
Other information Page 21
For more information Page 22

FUND SUMMARY

Investment objectives

The Fund’s primary investment objective is capital appreciation. Current income is a secondary investment objective.

Fees and expenses

This table describes the fees and expenses that you may pay in connection with an investment in the Fund.  It does not take into account any fees or other expenses of any variable annuity or variable life insurance product.  If such fees were reflected, expenses would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%
Distribution and Service (12b-1) Fees	0.40%
Other Expenses(1)	1.15%
Acquired Fund Fees and Expenses(2)	1.48%
Total Annual Fund Operating Expenses	4.03%
Less: Fee Waiver and Expense Reimbursement(3)	0.80%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	3.23%

(1)	“Other Expenses” are based on estimated amounts for the current fiscal year.

(2)
“Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year and are fees and expenses incurred indirectly by the Fund as a result of investment in shares of one or more underlying or “acquired” funds. “Total Annual Fund Operating Expenses” will not correlate to the ratio of expenses to average net assets disclosed in the Fund’s annual and semi-annual reports to shareholders (or in the financial highlights table of this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect cost of investing in acquired funds.

(3)
EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”), have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Acquired Fund Fees and Expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets (the “Expense Limitation”). The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation. The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Board of Trustees of the Value Line Funds Variable Trust (the “Trust”).

2

FUND SUMMARY

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the fee waiver and expense reimbursement is in place for one year only.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years
Value Line VIP Equity Advantage Fund	$ 326	$ 1,154

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  No portfolio turnover rate is disclosed because the Fund had not commenced operations prior to the date of this prospectus.

Principal investment strategies of the Fund

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity or equity-related securities (such as preferred stocks).  This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders.  The Fund primarily invests in a diversified basket of U.S. closed-end funds, which the Adviser believes offer opportunities for growth and dividend income.  To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks.  Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds.  However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves.

A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund.  Instead shares of closed-end funds can be purchased and sold only in the securities markets.  Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries.  An ETF is an investment company that seeks to track the performance of a specific market index.  These indices include broad-market indices (such as the S&P 500 Index or the Barclays Capital Aggregate Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries.  The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark.  The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.

3

FUND SUMMARY

The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities.  The Adviser uses the following multi-step process to build and manage the portfolio.  The portfolio construction process begins with the proprietary model developed in part by Value Line, Inc. (“Value Line”) and the Adviser that ranks all closed-end funds that invest in equity and dividend income producing securities according to a number of factors, including both technical and valuation-driven criteria. The model also filters out the closed-end funds which have extreme or excessive values with respect to characteristics that the Adviser identifies as relevant in selecting a universe of  potential buying opportunities with unique investment value.  For example, closed-end funds that trade at a premium or have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process.  The model also considers, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.

After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary model, including, but not limited to, reviewing each fund’s management, portfolio allocations, and economic assessment.  In addition, the Adviser attempts to identify potential tactical opportunities.  The Adviser may from time to time select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or dividend income not adequately reflected in their ranking by the proprietary model.  The Fund also may invest in equities and equity-related securities, such as ETFs and preferred stocks, that are not ranked by Value Line’s proprietary model but meet the Fund’s investment objectives.

The Fund’s investment in any one underlying fund is not expected to exceed, under normal position, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in companies of any market capitalization.  The Adviser anticipates that most of the Fund’s underlying closed-end funds and ETFs will invest primarily in U.S. companies.  The closed-end funds and ETFs in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investments, and/or to benefit from (or protect against) an anticipated decline in the value of their investments.

The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

The Adviser may sell a security when it believes the security is approaching the value at which the Adviser believes no longer warrants continued investment, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

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FUND SUMMARY

Principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money.  The Fund will be subject to the risks associated with the principal investment strategies of the underlying investment companies in which the Fund invests.  There is no assurance that the Fund will achieve its investment objectives.  Before you invest in the Fund you should carefully evaluate the risks.

■
Fund of Funds Risk.  The risk that the Fund’s investment performance and its ability to achieve its investment objective are directly related to and depend on the performance of the underlying securities, such as the closed-end funds or ETFs, in which it invests.  The Fund’s investment in underlying funds exposes the Fund to the risks associated with the types of securities in which the underlying fund invests and the investment techniques that they employ.  Market fluctuations will change the weightings of the underlying funds in the Fund’s portfolio from their target weightings.  Underlying funds may periodically change their investment objectives, policies or practices and there can be no assurance that the underlying funds will achieve their respective investment objectives.  The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.  Shareholders in the Fund will bear the Fund’s operating expenses as well as the Fund’s proportionate share of the expenses of the underlying funds.  It is possible to lose money by investing in underlying funds.  An investment in an underlying fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or the Adviser.  In addition to the risks generally associated with investing in mutual funds, investing in underlying funds that are closed-end funds and ETFs create other risks.  For example, certain of the closed-end funds and ETFs in which the Fund may invest are leveraged.  The more the Fund invests in such leveraged funds, the more this leverage will magnify any losses on those investments.

The principal risks attributable to the underlying investment companies in which the Fund invests are:

■
Asset Allocation Risk.  The risk that the selection by the Adviser of certain funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with similar investment objectives.

■
Management Risk.  As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.  The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

■
Closed-End Funds Risk.  The risk that closed-end funds in which the Fund invests will expose the Fund to negative performance and additional expenses associated with investment in such funds, and increased volatility.  Closed-end funds frequently trade at a discount from their net asset value (“NAV”), which may affect whether the Fund will realize gain or loss upon its sale of the closed-end funds’ shares.  Closed-end funds may employ leverage, which also subjects the closed-end fund to increased risks such as increased volatility.

■
Exchange-Traded Funds (ETFs) Risk.  The risk that the ETF will not closely track its benchmark index, or that the value of an ETF will be more volatile than the underlying portfolio of securities the ETF is designed to track, or that the costs to the Fund of owning shares of the ETF will exceed those the Fund would incur by investing in such securities directly.

5

FUND SUMMARY

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Expenses Risk.  The risk that the Fund’s expense structure may result in lower investment returns.  You may invest in underlying funds directly.  By investing in underlying funds indirectly through the Fund, you will incur not only a proportionate share of the expenses of those underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

■
Leverage/Volatility Risk.  The use of leverage by the closed-end funds or ETFs in which the Fund invests will cause the value of the Fund’s shares to be more volatile than if the underlying fund did not employ leverage.  This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the underlying fund’s portfolio securities or other investments.  Relatively small market movements may result in large changes in the value of a leveraged investment.  The potential loss on such leveraged investments may be substantial relative to the initial investment therein.  Furthermore, derivative instruments often pose risks similar to the use of leverage, including some types of derivative instruments being highly volatile and subject to occasional rapid and substantial fluctuations in value.  Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s (or the closed-end funds or ETFs in which the Fund invests) trading positions suddenly turn unprofitable.  Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time.  Rapid and dramatic price swings will result in high volatility.  The Fund’s returns may be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant loss on their investment in the Fund.

■	No History of Operations. The Fund is a recently formed mutual fund and has no history of operations.

■	Liquidity Risk. The risk that certain securities, including shares of closed-end funds, may be difficult or impossible to sell at the time and price beneficial to the Fund.

■
Market Risk.  The risk that the value of securities owned by the Fund may decline, at times sharply and unpredictably, because of economic changes or other events that affect individual issuers or large portions of the market.  It includes the risk that a particular style of equity investing, such as growth or value, may underperform the market generally.

■
Common Stock Risk.  Stock markets are volatile.  The price of common stock, and other equity securities, in which underlying funds invest fluctuates based on changes in a company’s financial condition and overall market and economic conditions.  Stock prices may decline over short or even extended periods of time.

6

FUND SUMMARY

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Preferred Stock Risk.  Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and common stock.

■
Short Sale Risk.  Short sale risk includes the potential loss of more money than the actual cost of the investment and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to an underlying fund.

■ Valuation Risk. The risk that the Fund has valued certain of its securities at a higher price than it can sell them.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program.  An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.  For a more complete discussion of risk, please turn to page 13.

Fund performance

The Fund has not commenced operations, and therefore has no performance history.  Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return and comparing the Fund’s performance to a broad measure of market performance.  The performance information will not reflect separate account or variable insurance contract fees or charges.  If such fees and charges were reflected, the Fund’s returns would be less than shown.

Management

Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.

Portfolio Manager.  Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been the Fund’s portfolio manager since 2015 when the Fund commenced investment operations.

7

FUND SUMMARY

Purchase and sale of Fund shares

You may invest in the Fund by purchasing certain variable annuity and variable life insurance contracts (“Contracts”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

The Fund imposes no minimum investment requirements.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through GIAC by writing to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

Tax information

For federal income tax purposes, the Fund’s dividends and capital gain distributions are treated as having been received by GIAC, rather than by the owners of the Contracts (“Contractowners”).  Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed.  Contractowners should consult the prospectus for their GIAC variable annuity or variable life insurance policy or their tax adviser for a discussion of the federal tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts.

Payments to broker-dealers and other financial intermediaries

The Fund is only available as an underlying investment for certain variable annuity and variable life insurance contracts.  The Fund and the Adviser and/or the Distributor or other related companies make payments to GIAC, the sponsoring insurance company, (or its affiliates) for the sale of Fund shares, marketing activities and presentations, educational training programs, conferences or other services related to the sale or promotion of the Fund.  These payments may be a factor that GIAC considers in including the Fund as an underlying investment option in the variable contracts and may create a conflict of interest by influencing an agent of GIAC or other intermediary to recommend a variable contract and the Fund over another investment.  Ask your GIAC agent or financial intermediary, or visit the website of GIAC, for more information.  The disclosure document for your variable contract may contain additional information about these payments.

8

HOW THE FUND IS MANAGED

Investment objectives

The Fund’s primary investment objective is capital appreciation. Current income is a secondary investment objective. Although the Fund will strive to achieve these investment objectives, there is no assurance that it will succeed.

Principal investment strategies

You should consider an investment in the Fund to be a long-term investment that will best meet its objective when held for a number of years. The following is a description of how the Adviser pursues the Fund’s objective.

The Fund, under normal circumstances, will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity or equity-related securities (such as preferred stocks). This policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ notice to shareholders. The Fund primarily invests in a diversified basket of U.S. closed-end funds which the Adviser believes offer opportunities for growth and dividend income. To a lesser extent, the Fund invests in exchange traded funds or “ETFs” and preferred stocks. Because the Fund invests primarily in closed-end funds and to a lesser extent ETFs, the Fund is similar in nature to a fund of funds. However, unlike a fund of funds that allocates its assets based on the perceived ability of the advisers to the underlying funds, the Adviser actively manages the Fund’s portfolio among the underlying closed-end funds based on its research and analysis of the market and the investment merit of the underlying closed-end funds themselves.

A closed-end fund is an investment company that has a fixed number of shares which, unlike mutual funds, are not redeemable from the fund. Instead shares of closed-end funds can be purchased and sold only in the securities markets. Similar to mutual funds, closed-end funds can invest in a variety of stocks, bonds and other financial instruments, and closed-end funds often focus their investments on particular sectors, markets, regions and industries. An ETF is an investment company that seeks to track the performance of a specific market index. These indices include broad-market indices (such as the S&P 500 Index or the Barclays Capital Aggregate Index) and narrow market indices, including those relating to particular sectors, markets, regions and industries. The Fund may also invest in actively managed ETFs and ETFs utilizing leverage to attempt to outperform a stated benchmark. The Adviser selects ETFs based on their ability to offer specific asset class, sector and style exposure in a cost- and tax-efficient manner.

The Fund invests in closed-end funds that primarily invest in equity and dividend income-producing securities. The Adviser uses the following multi-step process to build the portfolio. The portfolio construction process begins with the proprietary model developed by Value Line that ranks all closed-end funds that invest in equity and dividend producing securities according to a number of factors, including both technical and valuation-driven criteria. The model also filters out the closed-end funds which have extreme or excessive values with respect to characteristics that the Adviser identifies as relevant in selecting a universe of potential buying opportunities with unique investment value. For example, closed-end funds that trade at a premium or have leverage ratios that the Adviser identifies as excessive will be screened out during the quantitative selection process. The model also considers, among other factors, the turnover of a closed-end fund’s portfolio to avoid investment in funds that engage in excessive trading as well as the trading volume of the shares of the closed-end fund to ensure there is an appropriate level of liquidity.

9

HOW THE FUND IS MANAGED

After the initial screening process, the Adviser then qualitatively analyzes the closed-end funds remaining on the list generated by the proprietary model, including, but not limited to, reviewing each fund’s management, portfolio allocations, and economic assessment. In addition, the Adviser attempts to identify potential tactical opportunities. The Adviser may from time to time select closed-end funds that have been pared from the list if the Adviser believes they offer attractive investment opportunities for growth or dividend income not adequately reflected in their ranking by the proprietary model.

The Fund also may invest in equities and equity-related securities, such as ETFs and preferred stocks, that are not ranked by Value Line’s proprietary model but meet the Fund’s investment objective. The Adviser may invest a portion of the Fund’s assets in ETFs to quickly gain exposure to a broad index of securities in lieu of investing directly in stocks. In selecting ETFs for investment, the Adviser considers criteria similar to those applied in the proprietary model and the Adviser’s qualitative analysis.

The Fund’s investment in any one underlying fund is not expected to exceed, under normal position, 10% of the Fund’s total assets. The Fund’s underlying closed-end funds and ETFs may invest in companies of any market capitalization. The Adviser anticipates that most of the Fund’s underlying closed-end funds and ETFs will invest primarily in U.S. companies.

The ETFs and closed-end funds in which the Fund invests may engage in a variety of investment techniques, such as selling securities short and leveraging their portfolios to magnify the effect of changes in the value of their investment, and/or to benefit from (or protect against) an anticipated decline in the value of their investments. A short sale involves selling a security that an underlying fund has borrowed from another party in order to hedge against the potential decline in the value of a security it does own, or to realize appreciation from the decline in value of a security it does not own. Leverage arises when an underlying fund enters a transaction that enables it to achieve more investment exposure than could be obtained from fully investing its assets. Such transactions and instruments may include borrowing from banks, investment of collateral from loans of portfolio securities, use of derivatives, when-issued, delayed-delivery, and forward commitment transactions, or, in the case of closed-end funds, issuance of preferred stock.

The 1940 Act restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including closed-end funds and ETFs. However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF sponsor prior to investing beyond the 1940 Act’s limits.

The Adviser may sell a security when it believes the security is approaching the value at which the Adviser believes no longer warrants continued investment, changing circumstances affect the original reasons for its purchase or more attractive opportunities are identified.

10

HOW THE FUND IS MANAGED

The Fund and the underlying funds in which it invests may invest in other securities similar to those described in this section if otherwise consistent with the Fund’s and the underlying funds’ investment objectives and strategies. Additional information about the Fund’s investments and related risks are described in the Fund’s Statement of Additional Information (“SAI”).

Non-principal investment strategies

The Fund may engage in certain investment strategies in addition to its principal investment strategies.

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Temporary defensive position. From time to time in response to adverse market, economic, political or other conditions, the Fund (or certain underlying funds in which the Fund invests) may invest in cash or cash equivalents, debt securities or bonds, for temporary defensive purposes. This could help the Fund avoid losses, but it may have the effect of reducing the Fund’s capital appreciation or income, or both. If this occurs, the Fund may not achieve its investment objective.

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Securities lending. In order to generate additional income, the underlying funds in which the Fund invests may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, these underlying funds will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of an underlying fund’s total assets (including the loan collateral). Any cash collateral received by the fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this prospectus regarding the Fund’s investments in particular types of securities.

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Rule 144A securities. The underlying funds may purchase certain securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. These securities will not be considered illiquid so long as the investment advisers to the underlying funds determine, under guidelines approved by the respective boards, that an adequate trading market exists.

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Business Development Companies or “BDCs”. The Fund may invest in BDCs, which are a special type of closed-end fund that is designed to facilitate capital formation for small and middle-market companies.

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Repurchase Agreements. The Fund and underlying funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the investment adviser to an underlying fund or the Fund. Repurchase agreements involve the purchase of securities by an underlying fund or the Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Repurchase agreements with termination dates of more than seven days are generally deemed to be illiquid securities. The Fund and each underlying fund may invest up to 15% of its net assets in securities that are illiquid.

11

HOW THE FUND IS MANAGED

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Portfolio turnover. Certain underlying funds may engage in active and frequent trading of portfolio securities in order to take advantage of better investment opportunities to achieve their investment objectives. This strategy may result in higher brokerage commissions and other expenses (relative to more passive “buy and hold” investment strategies), and may negatively affect the underlying fund’s (and therefore the Fund’s) performance. Information on the Fund’s most current portfolio turnover rates, when available, will be provided in the “Financial Highlights” section of this prospectus.

Other non-principal investment strategies and the associated risks are discussed in the SAI.

The principal risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose part or all of your investment. The Fund will also be subject to the risks associated with the principal investment strategies of the underlying investment companies in which the Fund invests. Before you invest in the Fund you should carefully evaluate the risks. The price of the Fund’s shares will increase and decrease according to changes in the value of its investments.

■
Fund of Funds Risk. The Fund’s investments are primarily concentrated in the underlying funds, and the Fund’s investment performance is directly related to the investment performance of the underlying funds held by it. The ability of the Fund to meet its investment objective is directly related to the ability of the underlying funds to meet their objectives as well as the allocation among those underlying funds. The value of the underlying funds’ investments, and the NAVs of the shares of both the Fund and the underlying funds, will fluctuate in response to various market and economic factors related to the equity and fixed income markets, as well as the financial condition and prospects of issuers in which the underlying funds invest. There can be no assurance that the investment objectives of the underlying funds will be achieved.

Because the Fund invests in the underlying funds, the Fund’s shareholders will be affected by the investment policies of the underlying funds in direct proportion to the amount of assets the Fund allocates to those underlying funds. The Fund may invest in various underlying funds that seek to track certain equity and fixed income indices. Investments in ETFs and index funds will subject the Fund to tracking risk, which is the risk that the ETFs or index fund’s performance will not track the performance of its respective index or reference portfolio. The Fund also may invest in underlying funds that in turn invest in foreign issuers and thus are subject to additional risks, including changes in foreign currency exchange rates and country risk. Foreign investments of the underlying funds may include securities of issuers located in emerging countries in Asia, Latin America, Eastern Europe and Africa. Although the Fund may invest in underlying funds holding stocks of any capitalization, mid-and small-capitalization stocks may be riskier than investing in larger, more established companies. The Fund’s investment in underlying funds that invest in fixed income securities will be subject to, among other things, credit (or default) risk and interest rate/maturity risk. Credit (or default) risk is the risk that an issuer or guarantor of a security or a counterparty to a transaction may default on its payment obligations or experience a decline in credit quality. Interest rate/maturity risk is the risk that increases in prevailing interest rates will cause fixed income securities held by the Fund to decline in value. The magnitude of this decline will often be greater for longer-term fixed income securities than shorter-term fixed income securities. The underlying funds will also be subject to prepayment (or call) risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund earlier than expected) and debt extension risk (the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected). The Fund may invest in underlying funds that invest in asset-backed and structured investment securities, which may involve a greater chance of default during periods of economic downturn than other securities, and may be less liquid and more difficult to value and liquidate. Underlying funds may also invest in real estate securities, commodity-related securities and money market investments. The risks of the underlying funds’ investments and the Fund to the extent the Fund invests in those investments directly are discussed in more detail below. In managing the Fund, the Adviser will have the authority to select and substitute underlying funds.

12

HOW THE FUND IS MANAGED

■	Asset Allocation Risk. The risk that the selection by the Adviser of the underlying funds and the allocation of the Fund’s assets among the various asset classes and market segments as defined by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

■
Closed-End Fund Investment Risk. Closed-end funds are subject to the risks of investing in their underlying securities and other instruments, but the total return on such investments at the fund level may be reduced by the operating expenses and fees of such other closed-end funds, including advisory fees. There can be no assurance that the investment objective of any fund in which the Fund invests will be achieved. The Fund, as a holder of the securities of a closed-end fund, will bear its pro rata portion of the closed-end fund’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The market price of a closed-end fund fluctuates and may be either higher or lower than the NAV of such closed-end fund.

●
Risk of Market Price Discount or Premium from NAV. Shares of closed-end funds frequently trade at a discount or premium to their NAV. The risk that shares will trade at a discount is separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether the Fund will realize gains or losses upon the sale of shares of underlying closed-end funds will depend not upon the underlying closed-end funds’ NAVs, but entirely upon whether the market price of the shares at the time of sale is above or below the purchase price for the shares. If the Fund purchases shares at a premium to their NAV and then sells the shares at NAV or a discount to NAV, the Fund could realize a loss notwithstanding the absence of any change to the NAV of the underlying closed-end fund.

13

HOW THE FUND IS MANAGED

●
Leverage Risk.  Closed-end funds may employ the use of leverage in their portfolios through the issuance of preferred stock, borrowing from banks or other methods.  While this leverage often serves to increase yield, it also subjects a closed-end fund to increased risks. These risks may include the likelihood of increased price and NAV volatility and the possibility that such closed-end fund’s common stock income will fall if the dividend rate on the preferred shares or the interest rate on any borrowings rises. The use of leverage is premised upon the expectation that the cost of leverage will be lower than the return on the investments made with the proceeds. However, if the income or capital appreciation from the securities purchased with such proceeds is not sufficient to cover the cost of leverage or if the closed-end fund incurs capital losses, the return to common stockholders, such as the Fund, will be less than if leverage had not been used. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

●
Proxy Voting. To comply with provisions of the 1940 Act, on any matter upon which stockholders of a closed-end fund in which the Fund has invested are solicited to vote, the Adviser will vote such shares in the same general proportion as shares held by other stockholders of such closed-end fund or seek instructions from the Fund’s stockholders with regard to the voting on such matter. Compliance with such provisions regarding its voting of proxies may cause the Fund to incur additional costs. In addition, if the Fund votes its proxies in the same general proportion as shares held by other stockholders, the Fund may be required to vote contrary to that which the Adviser believes is in the Fund’s best interests in light of its investment objective and strategy.

■	Equity Securities Risk. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. “Equity securities” include common stocks, preferred stocks, securities issued by investment companies including ETFs, interests in REITs, convertible securities, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants, stock purchase rights and synthetic and derivative instruments that have economic characteristics similar to equity securities.

●
Common Stock Risk. Stock markets are volatile. The price of common stock, and other equity securities, in which underlying funds invest is subject to equity security risk and fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Stock prices may decline over short or even extended periods of time. Common stocks may also be subject to leverage risk.

●
Preferred Stock Risk. Preferred stocks are hybrid securities that have characteristics of both bonds and common stocks and are subject to risks associated with both fixed-income securities and equity securities including common stock. Preferred stock generally has a preference as to dividends and liquidation over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

■	Expenses Risk. The risk that the Fund’s expense structure may result in lower investment returns. You may directly invest in the underlying funds, such as closed-end funds and ETFs. By investing indirectly in the underlying funds through the Fund, you will incur not only a proportionate share of the expenses of the underlying funds held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

■	Exchange-Traded Funds (ETFs) Risk. The risks associated with investing in ETFs generally reflect the risks of owning shares of the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. Shares of ETFs trade on a securities exchange and may trade at, above, or below their NAV.

14

HOW THE FUND IS MANAGED

■
Leverage/Volatility Risk. The closed-end funds and/or ETFs in which the Fund invests may employ leverage and may invest in leveraged instruments. The more an underlying fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Leverage will cause the value of the Fund’s shares to be more volatile than if the underlying funds in which the Fund invests did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The Fund and underlying funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include the investment of collateral from loans of portfolio securities, or the use of when issued, delayed-delivery or forward commitment transactions. Derivative contracts ordinarily have leverage inherent in their terms. The use of leverage may also cause the Fund (or any fund in which the Fund invests) to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions could result in large losses in cases where the Fund (or any fund in which the Fund invests) is unable to close out the transaction.

■	No History of Operations. The Fund is a recently formed mutual fund and has no history of operations. There is no guarantee the Fund will achieve its investment objective.
■
Liquidity Risk. Certain securities in which the Fund invests, including shares of thinly traded closed-end funds, may be difficult to sell at the time and price beneficial to the Fund, for example due to low trading volumes or legal restrictions. When there is no willing buyer or a security cannot be readily sold, the Fund may have to sell at a lower price or may be unable to sell the security at all. The sale of such securities may also require the Fund to incur expenses in addition to those normally associated with the sale of a security.

■
Management Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds. The Adviser may also miss out on an investment opportunity because the assets necessary to take advantage of the opportunity are invested in other investments.

■
Market Risk. Market risk is the risk that the value of the securities in which the Fund or an underlying fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Stock prices have historically risen and fallen in periodic cycles. In general, the values of equity investments fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Price changes may be temporary or last for extended periods. Accordingly, the values of the equity investments that the Fund or an underlying fund holds may decline over short or extended periods. This volatility means that the value of your investment in the Fund may increase or decrease. You could lose money over short periods due to fluctuation in the Fund’s NAV in response to market movements, and over longer periods during market downturns.

Over the past several years, stock markets have experienced substantial price volatility. Growth stocks are generally more sensitive to market movements than other types of stocks and their stock prices may therefore be more volatile and present a higher degree of risk of loss. Value stocks, on the other hand, may fall out of favor with investors and underperform growth stocks during any given period.

15

HOW THE FUND IS MANAGED

■
Short Sale Risk. The underlying funds may engage in short sales which involve selling and delivering to a purchaser a security that the underlying fund does not own and has borrowed from a lender. The underlying fund is then obligated to purchase the security at a later date in order to return it to the security’s lender. The underlying fund would realize a gain on the transaction if the price at which it sold the security was higher than the price at which it repurchased the security plus the costs of borrowing the security and any other transaction costs. The 1940 Act limits the aggregate value of a fund’s short sales to not more than 33-1/3% of its total assets. There is no assurance that a security needed to cover a short position will be available for purchase at a reasonable price. A short sale of a security creates the risk of an unlimited loss, since the price of a security could theoretically increase without limit. Purchasing securities to close out a short position can itself cause the price of securities to rise further, thereby increasing the loss. Short sales may cause a higher portfolio turnover and increase an underlying fund’s brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

■ Valuation Risk. The risk that the Fund or an underlying fund has valued certain of its securities at a higher price than it can sell them.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Please see the SAI for a further discussion of risks. Information on the Fund’s recent portfolio holdings will be available in the Fund’s annual, semi-annual or quarterly reports. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

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WHO MANAGES THE FUND

The business and affairs of the Fund are managed by the officers of the Trust under the oversight of the Board of Trustees.

Investment Adviser

The Fund’s investment adviser is EULAV Asset Management, a Delaware statutory trust, located at 7 Times Square, 21st Floor, New York, NY 10036-6524. The Adviser also acts as investment adviser to the other Value Line mutual funds with combined assets of approximately $ 2.4 billion as of November 30, 2014.

Management Fees

As compensation for its services, the Adviser is entitled to receive a fee at an annual rate of 1.00% of the Fund’s average daily net assets. A discussion regarding the basis for the Board of Trustees approval of the investment advisory agreement will be available in the Fund’s semi-annual report to shareholders for the fiscal period ended June 30.

Portfolio management

Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio and has been the portfolio manager for the Fund since 2015 when the Fund commenced investment operations. Prior to joining the Adviser in 2014, Ms. Starke was a Portfolio Manager and Equity Analyst at Spears Abacus Advisors from 2012 to 2014. From 2010 to 2012, she was an Equity Analyst with Conative Capital Management and from 2007 to 2009, a Managing Director, Portfolio Manager and Equity Analyst at Barrett Associates. From 1999 to 2007 she was Managing Director, Portfolio Manager and Equity Analyst at NewBridge Partners and Victory NewBridge. There is additional information in the SAI about Ms. Starke’s compensation, other accounts she manages and her ownership of Fund shares.

17

ABOUT YOUR ACCOUNT

How to buy and sell shares

You may invest in the Fund by purchasing certain Contracts issued by GIAC.  The Fund continuously offers its shares to GIAC’s separate accounts at the NAV per share next determined after a proper purchase request has been received by GIAC.  GIAC then offers to Contractowners units in its separate accounts which directly correspond to shares in the Fund.  GIAC submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests which are furnished to GIAC by such Contractowners.  Contractowners can send such instructions and requests to GIAC at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 by first class mail or 3900 Burgess Place, Bethlehem, Pennsylvania 18017 by overnight or express mail.  The Fund redeems shares from GIAC’s separate accounts at the NAV per share next determined after receipt of a redemption order from GIAC.

The accompanying prospectus for a GIAC variable annuity or variable life insurance policy describes the allocation, transfer and withdrawal provisions of such Contract.

■ Distribution plan

In accordance with Rule 12b-1 under the 1940 Act, the Fund has adopted a Service and Distribution Plan (the “Plan”).  Under the Plan, the Fund may pay to the Distributor a fee at an annual rate of 0.40% of the Fund’s average daily net assets.  The fee is paid to finance activities of the Distributor, principally intended to result in the sale of shares of the Fund.  These activities include, among other things:  providing incentives and compensation to GIAC to make the Fund available to the owners of Contracts and to provide personal services to those owners who fund their Contracts with shares of the Fund; providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use in funding Contracts; paying costs incurred in conjunction with marketing Fund shares, such as the expense incurred by GIAC, the Distributor, or affiliates of the Distributor of preparing, printing and distributing disclosure documents and promotional materials in connection with the funding of Contracts with Fund shares; holding seminars and sales meetings designed to promote the distribution of Contracts funded with Fund shares, to the extent permitted by applicable laws, rules or regulations; and training sales personnel of GIAC regarding the Fund.  The fees payable to the Distributor under the Plan are payable without regard to actual expenses incurred, which means that the Distributor may earn a profit under the Plan.  Because Rule 12b-1 fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than if you paid other types of sales charges.

■    Other payments by the Fund

The Fund compensates financial intermediaries, like GIAC as the sponsoring insurance company, that provide sub-transfer agency and related services to persons who purchase Fund shares as an investment option underlying Contracts issued by such intermediaries. This fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is in an amount generally approximating 0.05% of the Fund’s average daily net assets attributable to shares underlying Contracts issued or serviced by the intermediary. This fee is in addition to the Rule 12b-1 fee.

18

ABOUT YOUR ACCOUNT

■ Additional compensation to financial intermediaries

In addition, the Adviser, the Distributor and/or their affiliates (collectively, the “Service Providers”) make payments to GIAC as the sponsoring insurance company and/or its affiliates (collectively, “intermediaries”), based on the value of shares underlying the Contracts, or such other criteria agreed to by the Adviser and/or the Distributor, related to marketing activities and presentations, educational training programs, conferences, or their making shares of the Fund and certain other funds available as underlying investments for the Contracts.  Such payments, which may be significant to the intermediary, are not made by the Fund.  Rather, such payments are made by the Service Providers from their own resources, which come directly or indirectly in whole or in part from fees paid by the Fund and other funds in the complex.  Payments of this type are sometimes referred to as revenue-sharing payments.

An intermediary may make decisions about which variable contracts and, which underlying investment options, it offers or recommends, or what services it provides for various products based on the revenue-sharing payments it is eligible to receive.  Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend a variable contract and the Fund over another investment.  More information regarding these payments is contained in the Fund’s SAI, which is available as described on back cover page of this Prospectus.  Your intermediary may charge you additional fees other than those disclosed in this Prospectus.  Please contact your agent or intermediary, or visit the website of GIAC, for more information.  The disclosure document for your variable contract may contain additional information about these payments.

■ Net asset value

The Fund’s NAV per share is determined as of the close of regular trading on the New York Stock Exchange (the “Exchange”) each day the Exchange is open for business.  NAV is calculated by adding the value of all the securities and assets in the Fund’s portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding.  The result is the NAV per share.  Securities for which market prices or quotations are readily available are priced at their market value which, in the case of securities traded on an exchange or the NASDAQ Stock Market, is typically the last quoted sale or the NASDAQ Closing Price, unless no sale occurred on that day, in which case market value is typically deemed to be the midpoint between the last available and representative bid and asked prices.  Securities for which market valuations are not readily available, or are determined not to reflect accurately fair value, are priced at their fair value as determined by the Adviser pursuant to policies and procedures adopted by the Board of Trustees and under the Board’s general supervision.  The Fund will use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security in the Adviser’s opinion due to factors affecting one or more relevant securities markets or the specific issuer.  The use of fair value pricing by the Fund may cause the NAV to differ from the NAV that would be calculated using closing market prices.

There can be no assurance that the Fund could obtain the fair value assigned to a security if it sold the security at approximately the time at which the Fund determined its NAV.  Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service, or by prices furnished by recognized dealers in such securities.  Debt securities which have a maturity of less than 60 days are priced at amortized cost.  The amortized cost method of valuation involves valuing a security at its cost and accruing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.

19

ABOUT YOUR ACCOUNT

Frequent purchases and redemptions of Fund shares

Frequent purchases and redemptions of the Fund’s shares entail risks, including dilution in the value of the Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s portfolio, and increased brokerage and administrative costs. Because the Fund does not accommodate frequent purchases and redemptions of Fund shares, the Fund’s Board of Trustees has adopted policies and procedures to prohibit investors from engaging in late trading and to discourage excessive and short-term trading practices that may disrupt portfolio management strategies and harm Fund performance.

Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Fund may consider trading in its shares to be excessive if an investor:

■ sells shares of the Fund within 30 days after the shares were purchased; or

■ enters into a series of transactions that is indicative of a timing pattern strategy.

In order to seek to detect frequent purchases and redemptions of Fund shares, the Distributor monitors selected trades.  If the Distributor determines that a Contractowner has engaged in excessive short-term trading that may be harmful to the Fund, the Distributor will ask the separate account to restrict or prohibit further trading by the Contractowner and may refuse to process purchase orders (including purchases by exchange) of such Contractowner.

While the Distributor uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection.  Neither the Adviser, the Distributor, the Fund, nor any of the Fund’s service providers may enter into arrangements intended to facilitate frequent purchases and redemptions of Fund shares.  However, shares of the Fund are held through omnibus accounts maintained by insurance company separate accounts, where the holdings of multiple Contractowners, such as all the clients of one separate account, are aggregated.  The ability to monitor trading practices by Contractowners purchasing shares through omnibus accounts, including insurance company separate accounts, is dependent upon the cooperation of the financial intermediary in observing the Fund’s policies.  Consequently, it may be more difficult for the Fund to detect market timing activity through such accounts.  However, the Fund, through its agent, has entered into an information sharing agreement with each financial intermediary, which provides, among other things, that the financial intermediary shall provide, promptly upon the Fund’s request, certain identifying and transaction information regarding all Contractowners.  Should the Fund detect market timing activity, it may terminate the account, or prohibit future purchases or exchanges by a Contractowner.  Because omnibus accounts, such as your insurance company separate account, apply their own market timing policies with respect to their Contractowners, you will be subject to their policies on frequent trading and the restrictions set forth in your Contract.  As a result, there is a risk that different Contractowners may be treated differently and some level of market timing activity could occur.

Dividends, distributions and taxes

The Fund intends to pay dividends of all or substantially all of its net investment income and to distribute all or substantially all of its realized capital gains annually in order to comply with Subchapter M of the Internal Revenue Code of 1986 (the “Code”), as discussed further below.  All dividends and capital gains distributions will be automatically reinvested, at NAV, by GIAC’s separate accounts in additional shares of the Fund.

20

ABOUT YOUR ACCOUNT

For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by GIAC rather than by Contractowners.  Under the Code, generally dividends and net short-term capital gain distributions from the Fund are treated as ordinary income and distributions of net long-term capital gains are treated as long-term capital gain.  The insurance company should consult its own tax advisers regarding the tax treatment of dividends and capital gain distributions it receives from the Fund as well as how to elect and report its cost basis in the shares of the Fund.  Generally, owners of variable contracts are not taxed currently on income or gains realized under such contracts until the income or gain is distributed.  Contractowners should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract, including the tax consequences associated with withdrawals or other payments from such Contracts to Contractowners.

The Fund intends to elect to be treated and intends to qualify each year as a regulated investment company under Subchapter M of the Code.  As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders.  As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

In addition, the Fund also intends to comply with certain diversification and investor control requirements imposed by the Code on separate accounts of insurance companies relating to the tax-deferred status of variable contracts.  More specific information on these diversification requirements is contained in the Fund’s SAI.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Other information

The Fund issues and sells its shares to separate accounts of GIAC. As legal owner of the shares of the Fund attributable to Contracts issued by its separate accounts, GIAC is entitled to vote those shares with respect to matters submitted to a vote of the Fund’s shareholders. However, GIAC has informed the Fund that it votes outstanding shares of the Fund attributable to Contracts in accordance with instructions received from Contractowners. GIAC will vote the Fund’s shares attributable to Contracts for which it does not receive voting instructions in the same proportion as the shares for which it does receive voting instructions. As a result, a small number of Contractowners may have a disproportionate impact on the outcome of a shareholder vote. For information on the voting rights under a particular variable contract, see the prospectus offering that variable contract.

21

For more information

Two documents are available that offer further information about the Fund:

Annual/Semi-annual report to shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors’ report (in annual report only).

Statement of Additional Information

The SAI contains more detailed information about the Fund.  A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

The Fund’s SAI, annual and semi-annual shareholder reports are not available on the Fund’s website because the Fund’s shares are not available for sale directly to investors.  Investors may invest in the Fund by purchasing certain variable annuity and variable insurance contracts issued by GIAC.

To obtain a free copy of the current annual/semi-annual report, when available:
 Online:  http://www.guardianinvestor.com/public/products/prospectus.aspx
 By mail: 7 Hanover Square, New York, NY 10004
 By phone:  1-800-221-3253

You can also view or obtain copies of these documents through the SEC:

Online: www.sec.gov
By e-mail: (duplicating fee required)	publicinfo@sec.gov
By mail: (duplicating fee required)	Public Reference Section Securities and Exchange Commission Washington, DC 20549-1520

In person:	at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room call 1-202-551-8090.

Investment Adviser EULAV Asset Management 7 Times Square, 21st Floor New York, NY 10036-6524	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Value Line VIP Equity Advantage Fund, a series of the Value Line Funds Variable Trust 7 Times Square, 21st Floor, New York, NY 10036-6524	File No. 811-05276

22

Preliminary Statement of Additional Information: Subject to Completion dated December 5 , 2014

The information contained in this SAI is subject to completion or amendment.  A registration statement has been filed with the U.S. Securities and Exchange Commission but has not yet become effective.  Shares of the Fund may not be sold, nor may offers to buy be accepted, prior to the time the registration statement becomes effective.  This SAI is not a prospectus.

Value Line VIP Equity Advantage Fund

A series of Value Line Funds Variable Trust

7 Times Square, 21st Floor, New York, New York 10036-6524
800-243-2729

STATEMENT OF ADDITIONAL INFORMATION
January 1, 2015

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of Value Line VIP Equity Advantage Fund (the “Fund”) dated January 1, 2015, a copy of which may be obtained without charge by calling 800-221-3253 .  The Fund is a series of Value Line Funds Variable Trust (the “Trust”).  The financial statements, accompanying notes and the report of the independent registered public accounting firm will be available to contractholders in the Fund’s semi-annual report to contractholders for the fiscal period ended June 30, without charge by calling 800-221-3253.

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

History and Classification. The Fund is an open-end, diversified management investment company established as a separate series of the Trust in 2014.  The Trust is a Massachusetts business trust, organized in Massachusetts in 1987 as a series trust authorized to issue separate series of shares of beneficial interest. In September 2014, the Trust changed its name from “Value Line Strategic Asset Management Trust” to “Value Line Funds Variable Trust.” The Fund’s investment adviser is EULAV Asset Management (the “Adviser”), a Delaware statutory trust.

Non-principal Investment Strategies and Associated Risks

The following supplements the information concerning the Fund’s investment objectives, policies and limitations found in the Prospectus.  The Fund invests substantially all of its assets in other funds.  The other funds in which the Fund invests are referred to in this SAI as “Underlying Funds.”  Unless otherwise indicated, this information in this section applies to the Fund directly and indirectly through its investment in Underlying Funds, and references to the Adviser and the Board of Trustees of the Fund apply to an Underlying Fund’s investment adviser and board unless the context requires otherwise.

The Adviser anticipates that the number and identity of the Underlying Funds and other investments will vary over time as a result of allocations and reallocations among new and existing Underlying Funds and the performance of each Underlying Fund as compared to the performance of other Fund assets.  In addition, to avoid potential adverse regulatory consequences, the Fund may need to hold its interest in an Underlying Fund in non-voting form or limit its voting rights to a certain percentage.

CLOSED-END INVESTMENT COMPANIES.  The Fund invests in closed-end investment companies or funds.  Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% and 6% of the initial public offering price.  Such securities are then listed for trading on the New York Stock Exchange (“NYSE”), NYSE Amex Equities (formerly, the American Stock Exchange), the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets.

Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market.  The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market.  The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital.  The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

B-2

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares.  This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value, but rather, are subject to supply and demand in the secondary market.  A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value.  There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease.  In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares.  Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders.  The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

COMMON STOCK.  Common stock represents an equity (ownership) interest in a company or other entity.  This ownership interest often gives the Fund the right to vote on measures affecting the company’s organization and operations.  Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks.  Accordingly, the Fund can lose money through its stock investments.

CONVERTIBLE SECURITIES.  The Fund and the Underlying Funds may invest in convertible securities, including synthetic convertible securities.  A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.  Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.  Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation.  In addition, convertible securities are often lower-rated securities.  Synthetic convertible bonds are financial instruments created by combining two or more separate securities that, in total, have returns that are similar to a convertible bond.  Synthetic convertible bonds in which the Fund invests may be created by investment banks and brokerage firms.  These may include structured equity linked products and index-linked and equity-linked convertible structured notes.  Because convertible securities have characteristics of both bonds and common stocks, they are subject to risks associated with both debt securities and equity securities.  See “Lower Rated Securities,” “Common Stock,” “Corporate Debt Securities” and, in the case of synthetic convertible securities, “Hybrid Instruments” below.

B-3

CORPORATE DEBT SECURITIES.  Corporate debt securities are long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper).  The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by S&P or Baa or higher by Moody’s, or if unrated, determined by the Adviser to be of comparable quality.  Investment grade debt securities generally have adequate to strong protection of principal and interest payments.  In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.  Underlying Funds may invest in both secured and unsecured corporate bonds.  A secured bond is backed by collateral and an unsecured bond is not.  Therefore, an unsecured bond may have a lower recovery value than a secured bond in the event of a default by its issuer.  An Underlying Fund’s investment adviser may incorrectly analyze the risks inherent in corporate bonds, such as the issuer’s ability to meet interest and principal payments, resulting in a loss to the Fund.

EQUITY-LINKED SECURITIES. Underlying Funds may invest in equity-linked securities.  Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock.  To the extent that an Underlying Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities.  In addition, an Underlying Fund, and therefore the Fund, bears the risk that the issuer of an equity-linked security may default on its obligations under the security.  Equity-linked securities may be considered illiquid and thus subject to an Underlying Fund’s restriction on investments in illiquid securities.  See “Foreign Securities” and “Illiquid and Restricted Securities” below.

EVENT-LINKED EXPOSURE. Underlying Funds may obtain event-linked exposure by investing in “event-linked bonds” or implement “event-linked strategies.”  Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena.  These event-linked bonds are commonly referred to as “catastrophe bonds.”  For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses.  Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  In addition to the specified trigger events, event-linked bonds also may expose an Underlying Fund, and therefore the Fund, to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  See “Illiquid and Restricted Securities” below.

B-4

EXCHANGE TRADED FUNDS.  The Fund may invest in a range of exchange-traded funds (“ETFs”).  When the Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector- specific market or economic developments.  If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.

Additionally, some sectors could be subject to greater government regulation than other sectors.  Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.  The sectors in which the Fund may be more heavily invested will vary.

The shares of an ETF may be assembled in a block (typically 25,000 or 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.  Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  The Fund may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Adviser believes it is in the Fund’s interest to do so.  The Fund’s ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), which provides that the ETFs will not be obligated to redeem shares held by the Fund in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which the Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF.  Also, because the ETFs in which the Fund intends to invest may be granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated.  In addition, an ETF may terminate if its entire net asset value falls below a certain amount.

Although the Fund believes that, in the event of the termination of an underlying ETF they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.  To the extent the Fund invests in a sector product, the Fund will be subject to the risks associated with that sector.

B-5

FOREIGN SECURITIES.  An Underlying Fund may invest in foreign securities, either directly or by purchasing American Depository Receipts (“ADRs”) or other investment companies that hold foreign securities or ADRs.  Purchases of foreign equity securities entail certain risks.  For example, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S.  Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility.  In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

HYBRID INSTRUMENTS. The Fund and the Underlying Funds may acquire hybrid securities.  A third party or the Adviser may create a hybrid security by combining an income-producing debt security (“income producing component”) and the right to receive payment based on the change in the price of an equity security (“equity component”).  The income producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stock and money market instruments, which may be represented by derivative instruments.  The equity component is achieved by investing in securities or instruments such as cash-settled warrants that result in a gain if the price of the common stock exceeds the exercise price during the exercise period.  Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, increased total return, and replication of the performance of another security.  However, the performance of a hybrid security may differ from that of the security it seeks to replicate because the hybrid security comprises two or more separate securities, each with its own market value that together determine its value.  Also, some hybrids may not bear interest or pay dividends.  The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid.  Under certain conditions, the redemption value of a hybrid could be zero.  The purchase of hybrids also exposes an Underlying Fund, and therefore the Fund, to the credit risk of the issuer of the hybrids.  These risks may cause significant fluctuations in the net asset value of the Fund.

ILLIQUID AND RESTRICTED SECURITIES.  The Fund may not invest more than 15% of its net assets in illiquid securities.  Illiquid securities, which may include certain private funds, are securities that cannot be disposed of within seven days at approximately the value at which they are being carried on the Fund’s books.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”)) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

B-6

Illiquid securities would generally include repurchase agreements with notice/termination dates in excess of seven days and certain securities which are subject to trading restrictions because they are not registered under the 1933 Act.  However, a large institutional market exists for certain securities that are not registered under the 1933 Act, including the resale of certain securities to qualified institutional buyers pursuant to a “safe harbor” provided in Rule 144A under the 1933 Act.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  The Board of Trustees has the ultimate responsibility for determining whether specific securities are liquid or illiquid.  The Board has delegated the function of making day to day determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board.  The Adviser will monitor the liquidity of securities held by the Fund and report periodically on such decisions to the Board.  If the limitations on illiquid securities are exceeded, other than by a change in market values, the condition will be reported by the Fund’s Adviser to the Board of Trustees.

INVESTMENT COMPANY SECURITIES AND EXCHANGE-TRADED FUNDS.  The Fund will invest in securities issued by other investment companies, including open-end and closed-end investment companies, such as ETFs.  When the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company.  These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses.  The Fund has no control over the investment decisions made by other investment companies.  If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose.  Certain of the investment companies in which the Fund invests may follow “passive strategies” by holding securities included in, or representative of, an underlying index.  Although the Fund invests in such funds to gain exposure to the index, the performance of a passively-managed fund may not track its index because the fund charges additional fees and expenses and may hold additional or different securities from the index.  The Fund may invest in “non-diversified” funds, which invest most of their assets in a small number of companies, or in funds that concentrate their investments in an industry or group of industries.  Such funds may be more susceptible to the economic, political or other risks associated with investing in those particular companies or industries, respectively.  The Fund may also invest in investment companies that are not registered under the 1940 Act.  Unique risks, described in greater detail above, are associated with investing in ETFs or such unregistered funds.

B-7

The Fund’s investments in other investment companies are subject to limitations prescribed by the 1940 Act, unless an exemption is applicable or as may be permitted by rules under the 1940 Act or interpretations thereof by the staff of the Securities and Exchange Commission (“SEC”) or exemptive orders therefrom.  With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (referred to as the “3% Limitation,” “5% Limitation” and “10% Limitation,” respectively).  However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.   In the alternative, SEC Rule 12d1-3 provides that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 1/2%, provided the sales load and any service fee charged does not exceed limits set forth in applicable Financial Industry Regulatory Authority, Inc. rules.  An investment company that issues shares to the Fund pursuant to Section 12(d)(1)(F) is not required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days.  As a result, the Fund’s liquidity will be limited with respect to its investment in other funds.  Also, to rely on Section 12(d)(F) of the 1940 Act, the Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions:  when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.  In the future, the Fund and the Adviser may apply to the SEC for an order exempting the Fund from certain provisions of the 1940 Act that otherwise prevent the Fund from investing in other investment companies over the limits described above.

Certain ETFs have obtained exemptive relief to allow purchases of their shares by other investment companies like the Fund in excess of the 3% Limitation.  However, such exemptive relief is only available if both the Fund and the ETF take appropriate steps to comply with the conditions of the exemptive order granting such relief.

Unregistered Funds.  The Fund invests in Underlying Funds, which may invest in other funds, which may not be registered as investment companies under the 1940 Act.  Investments in unregistered funds generally will be illiquid and generally may not be transferred without the consent of the Fund (or Underlying Fund).  The Fund (or Underlying Fund) may be unable to liquidate an investment in an underlying unregistered fund when desired (and incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so.  Upon its withdrawal of all or a portion of its interest in an unregistered fund, the Fund (or Underlying Fund) may receive securities that are illiquid or difficult to value.  The Fund may not be able to withdraw from an underlying unregistered fund except at certain designated times, thereby limiting the ability of the Adviser to withdraw assets from an underlying unregistered fund that may have poor performance or for other reasons.  The fees paid by unregistered funds to their advisers and general partners or managing members often are significantly higher than those paid by registered funds and generally include a percentage of gains.  The value of the Fund’s (or Underlying Fund’s) interest in these unregistered funds will be affected by these fees.

B-8

LOWER RATED (HIGH YIELD) SECURITIES.  An Underlying Fund may invest in debt securities that are rated below-investment grade.  Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided.  The income on and market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.  High yield debt instruments are more vulnerable to changes in interest rates and inflation, in part because leveraged or overextended issuers and investments are more sensitive to adverse changes.  Below investment grade securities also tend to pose greater risks of illiquidity than higher-quality securities.  Many are not registered for sale under the 1933 Act and/or do not trade frequently.  When they do trade, their prices may be significantly higher or lower than expected.  As a result, high yield debt instruments also generally pose a greater risk of being valued incorrectly by the market or Underlying Fund.

PREFERRED STOCK.  The Fund as well as Underlying Funds may invest in preferred stocks.  Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.  Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

REAL ESTATE SECURITIES AND RELATED DERIVATIVES.  An Underlying Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries.  Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, and possible environmental liabilities.  An Underlying Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of issuers in real estate-related industries.

REITs are pooled investment vehicles that own, and typically operate, income-producing real estate.  If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders.  REITs are subject to management fees and other expenses, and so the Fund when investing in REITs will bear its proportionate share of the costs of the REITs’ operations.  There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs.  Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents.  Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments.  Hybrid REITs hold both ownership and mortgage interests in real estate.

B-9

Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors.  These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act.  Furthermore, REITs are not diversified and are heavily dependent on cash flow.

REPURCHASE AGREEMENTS.  The Fund and the Underlying Funds may invest temporary cash balances in repurchase agreements to generate current income.  A repurchase agreement involves a sale of securities to a fund, with the concurrent agreement of the seller (a member bank of the Federal Reserve System or a securities dealer which the Adviser believes to be financially sound) to repurchase the securities at the same price plus an amount equal to an agreed-upon interest rate, within a specified time, usually less than one week, but, on occasion, at a later time.  The Fund may permit the seller’s obligation to be novated to the Fixed Income Clearing Corporation (“FICC”) pursuant to an agreement between the Fund, FICC and the seller as a sponsoring member of FICC.  The Fund will make payment for such securities only upon physical delivery or evidence of book-entry transfer to the account of the sponsoring member, the custodian or a bank acting as agent for the Fund.  Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase.  The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.  In the event of a bankruptcy or other default of FICC or a seller of a repurchase agreement, to which the Fund is a party, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

SECURITIES LENDING.  The Underlying Funds may lend portfolio securities to brokers, dealers and other financial institutions, provided: (i) the loan is secured continuously by collateral consisting of U.S. government securities, cash or cash equivalents (negotiable certificates of deposits, bankers’ acceptances or letters of credit), or money market funds maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (ii) the Underlying Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Underlying Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33-1/3% of the total assets of the Underlying Fund.  The Underlying Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Underlying Fund in permissible investments, or a fee, if the collateral is U.S. government securities.  Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent.  The Underlying Fund may pay lending fees to the party arranging the loan.

SHORT SALES.  An Underlying Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments, to gain exposure to or adjust exposure to various market sectors, to offset potential declines in long positions in similar securities or otherwise take advantage of market conditions.  A short sale is a transaction in which the Underlying Fund sells a security it does not own in anticipation that the market price of that security will decline.

B-10

When the Underlying Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Underlying Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.  If the price of the security sold short increases between the time of the short sale and the time that the Underlying Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Underlying Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SMALL CAPITALIZATION AND NEWER COMPANIES.  An Underlying Fund may invest in securities issued by companies that have been formed more recently and/or have smaller market capitalizations.  Such companies typically pose greater risk than investing in larger, more established companies.  Small capitalization and newer companies often have more volatile market prices, less capital, a shorter history of operations, and less experienced management than larger companies.  Smaller companies may be followed less actively by analysts and have less readily available information.  In addition, securities of smaller companies often trade less frequently, in lower volumes and on smaller or over-the-counter markets, resulting in greater price fluctuations and susceptibility to selling pressure.

WARRANTS AND STOCK PURCHASE RIGHTS.  The Fund and the Underlying Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time.  Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that a fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration.  Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.  Buying a warrant does not make the fund a shareholder of the underlying stock.  The warrant holder has no voting or dividend rights with respect to the underlying stock.  A warrant does not carry any right to assets of the issuer, and for this reason investment in warrants may be more speculative than other equity-based investments.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS.  An Underlying Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Typically, no income accrues on securities the Underlying Fund has committed to purchase prior to the time delivery of the securities is made, although the Underlying Fund may earn income on securities it has segregated or “earmarked.”

When purchasing a security on a when-issued, delayed delivery or forward commitment basis, the Underlying Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value.  Because the Underlying Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Underlying Fund’s other investments.  If the Underlying Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

B-11

When the Underlying Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Underlying Fund does not participate in future gains or losses with respect to the security.  If the other party to a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or could suffer a loss.  The Underlying Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, without limit, invest in U.S. government securities, commercial paper and other money market instruments, money market funds, cash or cash equivalents in response to adverse market conditions, as a temporary defensive position.  The result of this action may be that the Fund will be unable to achieve its investment objective.

PORTFOLIO TURNOVER.  The Adviser expects the annual portfolio turnover rate of the Fund to be approximately 50% to 75%.

Fund Fundamental Policies.

In addition to any fundamental policies set forth in the Prospectus, the Fund has the following fundamental policies:

Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff, or other authority of competent jurisdiction, the Fund may not:

Concentration.	1.	purchase the securities of any issuer if, as a result of such purchase, the Fund’s investments would be concentrated in any particular industry.

Borrowing.	2.	borrow money.

Senior Securities.	3.	issue senior securities.

Lending.	4.	make loans.

Real Estate & Commodities.	5.	purchase or sell commodities or real estate.

Underwriting Securities.	6.	underwrite the securities of other issuers.

B-12

The policies set forth above may not be changed with respect to the Fund without the affirmative vote of the majority of the outstanding voting securities of the Fund which means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of the Fund or (2) 67% of the shares present if more than 50% of the shares are present at a meeting in person or by proxy.

Non-fundamental Policies.

The following policy is considered non-fundamental and can be changed by the Board of Trustees without the approval of shareholders.  The Fund normally invests at least 80% of its assets in equity and equity related securities.  This 80% policy may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.  The Fund’s investment objective is also non-fundamental.  The primary investment objective is capital appreciation.  Current income is a secondary investment objective.

Since the Fund is an investment vehicle for variable annuity contracts and variable life insurance policies issued through The Guardian Insurance & Annuity Company Inc. (“GIAC”), its investments may be subject in the future to further restrictions under the insurance laws and regulations of the states in which such contracts or policies are offered for sale.

Additional Information about the Fund’s Policies.

The information below is not part of the Fund’s fundamental or non-fundamental policies.  This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund.  Where applicable, information is also provided regarding the Fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy (1), the Fund may not invest 25% or more of its total assets in the securities of issuers in a particular industry.  This policy does not apply to investments in securities of the U.S. government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

For purposes of fundamental policy (2), the Fund may borrow money in amounts of up to 33⅓ % of its total assets from banks for any purpose.  Additionally, the Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).

For purposes of fundamental policy (3), a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed).  Further, to the extent the Fund covers its commitments under certain types of agreements and transactions, including reverse repurchase agreements, mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the Fund.

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For purposes of fundamental policy (4), the fund may not lend more than 33⅓ % of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy (5), the Fund may invest in securities or other instruments backed by real estate or commodities or securities of issuers engaged in the real estate business, including real estate investment trusts, or issuers engaged in business related to commodities.  Further, the Fund does not consider currency contracts or hybrid instruments to be commodities.

For purposes of fundamental policy (6), the policy will not apply to the Fund to the extent such Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed by the officers of the Trust under the direction of the Board of Trustees.  The following table sets forth information on each Trustee and officer of the Fund.  Each Trustee serves as a director or trustee of each of the other registered investment companies advised by the Adviser (together with the Fund, the “Value Line Funds”).  Each Trustee serves until his or her successor is elected and qualified.

Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Interested Trustee*

Mitchell E. Appel Age: 44	Trustee	Since 2014	President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	12	Forethought Variable Insurance Trust (September 2013-present)

Non-Interested Trustees

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 Age: 58	Trustee	Since 2014	President, Meridian Fund Advisers LLC (consultants) since 2009; General Counsel, Archery Capital LLC (private investment fund) until 2009.	12	None

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Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 Age: 83	Trustee	Since 2014	Professor of History, Williams College, 1961 to 2002, Professor Emeritus since 2002, President Emeritus since 1994 and President, 1985-1994; Chairman (1993-1997) and Interim President (2002-2003) of the America Council of Learned Societies; Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.	12	None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 Age: 79	Trustee (Chair of the Board of the Value Line Funds since 2014)	Since 2014	Professor, Skidmore College since 2008; Visiting Professor of Classics, Williams College, 1999-2008; President Emeritus, Skidmore College since 1999 and President, 1987-1998.	12	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 Age: 75	Trustee	Since 2014	Chairman, Institute for Political Economy.	12	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 Age: 65	Trustee	Since 2014	Senior Financial Consultant, Veritable, L.P. (investment advisor) until December 2013.	12	None

Officers

Mitchell E. Appel Age: 44	President	Since 2014
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line from April 2008 to December 2010 and from September 2005 to November 2007; Director from February 2010 to December 2010; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
				N/A	N/A

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Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Michael J. Wagner Age: 64	Chief Compliance Officer	Since 2014
Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-present) and Senior Vice President (2004-2006); President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.
				N/A	N/A

Emily D. Washington Age: 35	Treasurer and Chief Financial Officer; Secretary	Since 2014	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011	N/A	N/A

*	Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with EULAV Securities LLC (the “Distributor”) and the Adviser.

Unless otherwise indicated, the address for each of the above is 7 Times Square, 21st Floor, New York, NY 10036-6524.

Committees.  The non-interested Trustees of the Fund serve as members of the Audit Committee of the Board of Trustees.  The principal function of the Audit Committee consists of overseeing the accounting and financial reporting policies of the Fund and meeting with the Fund’s independent registered public accounting firm to review the range of their activities and to discuss the Fund’s system of internal accounting controls.  The Audit Committee also meets with the Fund’s independent registered public accounting firm in executive session at each meeting of the Audit Committee.  There were four meetings of the Audit Committee during the last calendar year . There is a Valuation Committee consisting of Mitchell E. Appel and Joyce E. Heinzerling (or one other non-interested Trustee if she is not available).  There were no meetings of the Valuation Committee during the last calendar year since the Fund had not commenced operations.  The Valuation Committee reviews any actions taken by the Pricing Committee which consists of certain officers and employees of the Fund and the Adviser, in accordance with the valuation procedures adopted by the Board of Trustees.  There is also a combined Nominating/Governance Committee consisting of the non-interested Trustees, the purpose of which is to review and nominate candidates to serve as non-interested directors and supervise Fund governance matters.  The Nominating/Governance Committee generally will not consider nominees recommended by shareholders.  The Nominating/Governance Committee met two times during the last calendar year.

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Board Structure.  The Board is comprised of six Trustees, five of whom are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Trustees”).  The Board has appointed Dr. David H. Porter (an Independent Trustee) as its Chair and Mr. Appel (the President of the Adviser) as its Chief Executive Officer.  The Board has established three standing committees:  the Audit Committee, the Nominating/Governance Committee and the Valuation Committee.  The Audit Committee and the Nominating/Governance Committee are chaired by, and composed entirely of, Independent Trustees.  The Valuation Committee is composed of an Independent Trustee and an interested Trustee.  See “Committees” above for a further description of the composition, duties and responsibilities of these committees.

The Trustees and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure.  The Board believes that its leadership structure, including an Independent Trustee as the Chair, is appropriate in light of the anticipated asset size of the Fund and the other Value Line Funds, the number of Value Line Funds, and the nature of the Fund’s business, and is consistent with industry best practices.  In particular, the Board believes that having a super-majority of Independent Trustees is appropriate and in the best interests of Fund shareholders.

Risk Oversight.  As part of its responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs.  The Board performs its oversight responsibilities as part of its Board and Committee activities.  The Independent Trustees also regularly meet outside the presence of management and have engaged independent legal counsel to assist them in performing their oversight responsibilities.  The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent auditor’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002.  The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Trustees, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers.  Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program.  The Independent Trustees generally meet at least quarterly with the Chief Compliance Officer outside the presence of management.

B-17

Qualifications and Experience of Trustees.  The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity.  Among other attributes common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, to exercise effective business judgment in the performance of their duties, and to represent the interests of all the shareholders.  A Trustee’s ability to perform his duties effectively may have been attained through his educational background or professional training; business, consulting or academic leadership positions; experience from service as a Trustee of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences.  In addition to these shared characteristics, set forth below is a brief discussion of the specific qualifications, attributes or skills of each Trustee that support the conclusion that each person is qualified to serve as a Trustee.

Mr. Appel has served as an interested Trustee on the Board since the Fund’s inception.  His relevant experience includes serving as president of each Value Line Fund since 2008, Chief Financial Officer of Value Line, Inc. from September 2005 to December 2010 (excluding November 2007‒April 2008) and President of the Adviser since February 2009.

Ms. Heinzerling has served as an Independent Trustee on the Board since the Fund’s inception.  Her relevant experience includes being the principal of a regulatory consulting company, former general counsel to an investment adviser and a former director of an unaffiliated mutual fund family.

Dr. Oakley has served as an Independent Trustee on the Board since the Fund’s inception.  His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Porter has served as an Independent Trustee and Chairman of the Board and Chairman of the Audit Committee since the Fund’s inception.  His relevant experience includes being the former president of a college with endowment fund oversight responsibility and serving in other leadership positions and serving on other boards.

Dr. Roberts has served as an Independent Trustee on the Board since the Fund’s inception.  His relevant experience includes being an economist and a former Assistant Secretary of the U.S. Treasury and a nationally syndicated columnist.

Ms. Sheerr has served as an Independent Trustee on the Board since the Fund’s inception.  Her relevant experience includes having been a senior financial adviser of an investment adviser and serving on other boards, including as chairman, with endowment fund oversight responsibility.

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The following table sets forth information regarding compensation of Trustees by the Fund and the eleven other Value Line Funds of which each of the Trustees was a director or trustee for the fiscal year ended December 31, 2014.  Trustees who are officers or employees of the Adviser do not receive any compensation from the Fund or any of the Value Line Funds.

Name of Person	Aggregate Compensation From Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex

Interested Trustee
Mitchell E. Appel	$-0-	None	None	$-0-
Non-Interested Trustees
Joyce E. Heinzerling	$-0-	None	None	$79,000
Francis C. Oakley	$-0-	None	None	$79,000
David H. Porter	$-0-	None	None	$77,000
Paul Craig Roberts	$-0-	None	None	$74,000
Nancy-Beth Sheerr	$-0-	None	None	$82,000
Daniel S. Vandivort**	$-0-	None	None	$69,500

* The Fund did not commence operations until 2015.

** Mr. Vandivort resigned from his positions with the Value Line Funds, effective September 19, 2014.

None of the Trustees own any shares of the Fund.  The following table illustrates the dollar range of any equity securities beneficially owned by each Trustee in all of the Value Line Funds as of December 31, 2014:

Name of Trustee	Aggregate Dollar Range of Equity Securities in All of the Value Line Funds

Interested Trustee
Mitchell E. Appel	Over $ 100,000
Non-Interested Trustees
Joyce E. Heinzerling	Over $ 100,000
Francis C. Oakley	$ 50,001 - $100,000
David H. Porter	$ 10,001 - $50,000
Paul Craig Roberts	Over $ 100,000
Nancy-Beth Sheerr	$ 10,001 - $50,000

As of the date of this SAI, no person owned of record or, to the knowledge of the Fund, owned beneficially, 5% or more of its outstanding shares, other than the Adviser, which owned 10,000 shares representing approximately 100% of the Fund.  The address of the Adviser is 7 Times Square, 21st Floor, New York, NY 10036-6524.  Because the Adviser had control, directly or indirectly, of more than 25% of the voting securities of the Fund as of that date, the Fund could be deemed under the control of the Adviser.  However, it is expected that once the Fund commences operations, all of the outstanding shares of the Fund will be owned by GIAC, a Delaware corporation.  Such shares are allocated to one or more GIAC separate accounts which are registered as unit investment trusts under the 1940 Act.  The address of GIAC is 7 Hanover Square, New York, New York.  GIAC is a subsidiary of The Guardian Life Insurance Company of America, a mutual life insurance company organized under the laws of the State of New York.

B-19

None of the non-interested Trustees, and his or her immediate family members, own any shares in, the Adviser or a subsidiary of the Adviser or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or the “Distributor.

Proxy Voting Policies

As a shareholder of the companies in which the Fund invests, the Fund receives proxies to vote at those companies’ annual or special meetings.  The Board of Trustees has adopted Proxy Voting Policies and Procedures (“Proxy Voting Policies”) pursuant to which the Adviser votes shares owned by the Fund.  The Adviser endeavors to vote proxies relating to portfolio securities in accordance with its best judgment as to the advancement of the Fund’s investment objective.  The general principles of the Proxy Voting Policies reflect the Adviser’s basic investment criterion that good company management is shareholder focused and should generally be supported.  The Fund generally supports management on routine matters and supports management proposals that are in the interests of shareholders.  The Board of the Fund reviews the Proxy Voting Policies periodically.

Subject to the Board’s oversight, the Adviser has final authority and fiduciary responsibility for voting proxies received by the Fund; however, the Adviser has delegated the implementation of the Proxy Voting Policies to Broadridge Financial Solutions (“Broadridge”), a proxy voting service that is not affiliated with the Adviser or the Fund.  In addition, Broadridge will make a recommendation to the Adviser consistent with the Proxy Voting Policies with respect to each proxy that the Fund receives.  On matters involving corporate governance, Broadridge will provide recommendations generated by the independent proxy advisory firm, Glass, Lewis & Co., LLC.  The Adviser generally anticipates that it will follow the recommendations of Broadridge.

The following is a summary of the manner in which the Adviser would normally expect to vote on certain matters that typically are included in the proxies that the Fund receives each year; however, each proxy needs to be considered separately and the Fund’s vote may vary depending upon the actual circumstances presented.  Proxies for extraordinary matters, such as mergers, reorganizations and other corporate transactions, may be considered on a case-by-case basis in light of the merits of the individual transactions.

B-20

Election of Trustees, Corporate Governance and Routine Matters

●
The Fund generally supports management on routine corporate matters and matters relating to corporate governance.  For example, the Adviser generally expects to support management on the following matters:

●	Increases in the number of authorized shares of or issuances of common stock or other equity securities pursuant to an appropriate detailed plan;

●	Shareholder rights and recapitalization measures; and

●	The selection of independent accountants.

●	The types of matters on corporate governance that the Adviser would expect to vote against include:

●	The adoption of a classified board;

●	The adoption of proposals that tend to limit or reduce the market value of the company’s securities; and

●	The adoption of poison pill plans or similar anti-takeover measures.

Compensation Arrangements and Stock Option Plans

The Adviser believes, if its view of management is favorable enough that the Fund has invested in the company, that arrangements that align the interests of management and shareholders are beneficial to long-term performance.  However, some arrangements or plans have features that the Fund would oppose.  For example, the Fund would normally vote against a “say-on-pay” proposal if deficiencies are identified in the design of the company’s compensation program.

Social Policy Based Proposals

Generally, the Adviser will vote against proposals that address social or political issues but will consider supporting such proposals when they seek to protect shareholder rights or minimize risks to shareholder value.

If the Adviser believes that a conflict of interest exists with respect to its exercise of any proxy received by the Fund, the Adviser will report the potential conflict to a Proxy Voting Committee consisting of members of the Adviser’s staff.  A conflict of interest may arise, for example, if the company to which the proxy relates is a client of the Adviser or one of its affiliates or if the Adviser or one of its affiliates has a material business relationship with that company.  The Adviser’s Proxy Voting Committee is responsible for ensuring that the Adviser complies with its fiduciary obligations in voting proxies.  If a proxy is referred to the Proxy Voting Committee, the Proxy Voting Committee evaluates whether a potential conflict exists and, if there is such a conflict, determines how the proxy should be voted in accordance with the best interests of the Fund and its shareholders.

Every August, the Fund will file with the SEC information regarding the voting of proxies by the Fund for the 12-month period ending the preceding June 30th.  Shareholders will be able to view such filings on the SEC’s website at http://www.sec.gov or at the Fund’s website at http://www.vlfunds.com.

B-21

Shareholders may also obtain a copy of the Proxy Voting Policies by contacting the Fund at the address and/or phone number on the cover page of this SAI.

Disclosure of Portfolio Holdings

The Fund’s policy is to provide portfolio holdings information to all investors on an equal basis and in a manner that is not expected to interfere with the Fund’s investment strategies.  To that end, the Fund provides general portfolio holdings information to shareholders in its annual and semi-annual reports, which reports are also filed with the SEC.  In addition, with respect to fiscal quarter ends for which there is no shareholder report, the Fund files with the SEC a Form N-Q.  Each of these shareholder reports or filings provides full period end portfolio holdings and is filed or mailed to shareholders within 60 days of the period end.

In addition, the Distributor may produce for marketing purposes Fund fact sheets, which would include the Fund’s top ten holdings and other information regarding the Fund’s portfolio.  These fact sheets would be prepared as soon as possible after the end of the fiscal quarter but would not be released until after the Fund has filed with the SEC its annual, semi-annual or quarterly reports.

Ongoing Relationships.  Officers of the Fund who are also officers of the Adviser currently authorize the distribution of portfolio holdings information other than that stated above to (i) the Fund’s service providers and (ii) investment company rating agencies, such as Morningstar, Standard & Poor’s, Lipper, Thomson Financial, Value Line Publishing and Bloomberg pursuant to policies and procedures adopted by the Board of Trustees.  The Fund’s service providers are its accountants, administrator, custodian, counsel, pricing services (Interactive Data Corporation) and proxy voting service, which may need to know the Fund’s portfolio holdings in order to provide their services to the Fund.  Information is provided to such firms without a time lag.  Investment company rating agencies require the portfolio holdings information more frequently than the Fund otherwise discloses portfolio holdings in order to obtain their ratings.  This information is normally provided as soon as possible after the period end, which may be month end or quarter end.  The Adviser believes that obtaining a rating from such rating agencies, and providing the portfolio holdings information to them, is in the best interest of shareholders.  While the Fund does not have written confidentiality agreements from any rating agency or service provider and may be subject to potential risks, the information is provided with the understanding based on duties of confidentiality arising under law or contract that it only may be used for the purpose provided and should not be used to trade on such information or communicated to others.

Non-Ongoing Relationships.  Except for rating agencies and service providers, non-public portfolio holdings disclosure may only be made if the Fund’s Chief Compliance Officer determines that (i) there are legitimate business purposes for the Fund in making the selective disclosure and (ii) adequate safeguards to protect the interest of the Fund and its shareholders have been implemented.  These safeguards may include requiring written undertakings regarding confidentiality, use of the information for specific purposes and prohibition against trading on that information.  To the extent that an officer of the Fund determines that there is a potential conflict of interest, with respect to the disclosure of information that is not publicly available, between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Distributor or any affiliated person of the Fund, the Adviser or the Distributor on the other hand, the officer must inform the Fund’s Chief Compliance Officer of such potential conflict.  The Chief Compliance Officer is responsible for determining whether any such disclosure is reasonable under the circumstances and shall report any potential conflict of interest and any selective disclosure of portfolio holdings (other than to rating agencies and service providers) to the Fund’s Board of Trustees.  The Fund does not release portfolio holdings information to any person for compensation.

B-22

The Board of Trustees of the Fund has approved the Fund’s portfolio holdings disclosure policy and may require the Adviser to provide reports on their implementation from time to time or require that the Fund’s Chief Compliance Officer monitor compliance with this policy.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  The investment advisory agreement between the Trust on behalf of the Fund and the Adviser provides for an advisory fee at an annual rate equal to 1.00% of the Fund’s average daily net assets.  As described below, the Adviser is a party to an Expense Limitation Agreement.  See “Expense Limitation Agreement” below.

The investment advisory agreement provides that the Adviser shall render investment advisory services and certain other services to the Fund.  The Adviser is responsible for furnishing, at its expense, all necessary services, facilities, equipment and personnel for performing the Adviser’s services under the investment advisory agreement, subject to its ability to use soft dollars to the extent approved by the Board of Trustees.  In addition, the Adviser is responsible for paying for the compensation (if any) of the Trustees who are affiliated with, or “interested persons” (as defined in the 1940 Act) of, the Adviser and any of the Adviser’s officers or employees who are appointed as officers of the Trust.  Although the Adviser may, it is not required to, pay expenses of activities which are primarily intended to result in sales of shares of the Fund.

The Adviser is not required to pay any expenses which investment advisory agreement does not expressly state will be payable by the Adviser.  In particular, and without limiting the generality of the foregoing, the Adviser is not required to pay any Trust or Fund expense.  Expenses payable by the Fund include without limitation:  (i) interest and taxes; (ii) brokerage commissions, mark-ups and mark-downs, and other costs in connection with the purchases or sale of securities and other financial instruments; (iii) insurance premiums for fidelity and other insurance coverage requisite to its operations; (iv) compensation and expenses of its trustees other than those affiliated with the Adviser; (v) legal, audit, bookkeeping, pricing, valuation, transfer agent, dividend disbursing agent, administration and accounting expenses; (vi) custodian and shareholder servicing agent fees and expenses; (vii) expenses incidental to the redemption of its shares; (viii) expenses incident to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto, including printing of stock certificates; (ix) fees and expenses incident to the registration under the Securities Act of 1933 or under any state securities laws of shares of the Fund for public sale and fees imposed on the Fund under the 1940 Act or incurred in complying therewith; (x) expenses of printing and mailing prospectuses, reports and notices and proxy materials to shareholders of the Fund; (xi) all expenses incidental to holding meetings of the Fund’s shareholders; (xii) expenses in connection with membership in investment company organizations; (xiii) fees and expenses in connection with registration of the Fund or qualification of its shares under the securities laws of states and foreign jurisdictions; (xiv) the cost of preparing and distributing reports and notices to shareholders, the Commission and other regulatory authorities; and (xv) such non-recurring expenses as may arise, including actions, suits or proceedings to which the Fund is a party and the legal obligation that the Fund may have to indemnify its officers and trustees with respect thereto.

B-23

The Adviser has engaged a third-party research firm to provide research regarding the closed-end fund market and participate in the development of the proprietary model used to rank closed-end funds.  The third-party research firm is paid for its services by the Adviser, not the Fund.  The Fund has agreed that it will use the words “Value Line” in its name only so long as the Adviser serves as investment adviser to the Fund and the Fund does not alter its investment objectives or fundamental policies to use leverage for investment purposes or other strategies similar to that of hedge funds.  This agreement will terminate upon its “assignment” (as such term is defined in the 1940 Act).

The investment advisory agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the Board of Trustees including a majority of the Independent Trustees casting votes in person at a meeting called for such purpose, or by vote of a majority of the outstanding voting securities of the Fund.  The investment advisory agreement may be terminated by the Trust on behalf of the Fund, or by the Adviser, on 60 days’ written notice without penalty.  The investment advisory agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

The Adviser currently acts as investment adviser to 11 other investment companies which, together with the Fund, constitute the Value Line Funds with combined assets under management of approximately $ 2.4  billion as of November 30, 2014.  Certain of the Adviser’s clients have an investment objective similar to the Fund and certain investments may be appropriate for the Fund and for these or other clients advised by the Adviser.  From time to time, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all such clients.  In addition, a particular security may be bought for one or more clients when one or more other clients are selling such security, or purchases or sales of the same security may be made for two or more clients at the same time.  In such event, such transactions, to the extent practicable, will be averaged as to price and allocated as to amount in proportion to the amount of each order.  In some cases, this procedure could have a detrimental effect on the price or amount of the securities purchased or sold by the Fund.  In other cases, however, it is believed that the ability of the Fund to participate, to the extent permitted by law, in volume transactions will produce better results for the Fund.

The Adviser and/or its affiliates, officers, directors and employees may from time to time own securities which are also held in the portfolio of the Fund.  The Fund, the Adviser and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics requires that such personnel submit reports of security transactions for their respective accounts and restricts trading in various types of securities in order to avoid possible conflicts of interest.

B-24

Ownership and Control of the Adviser.  The Adviser’s voting securities are held in equal percentages by five shareholders, each of which also serves as a trustee of the Adviser.  Together, they manage the combined company consisting of the Adviser and the Distributor much like a board of directors.  Day-to-day management of the Adviser and the Distributor is delegated to its senior executive, Mitchell E. Appel.  The current trustees and holders of the Adviser’s voting profits interests are:  Mr. Appel, Avi T. Aronovitz, Richard Berenger, Robert E. Rice and R. Alastair Short.

A non-voting profits interest in the Adviser is retained by its predecessor, Value Line.  Value Line has with respect to the Adviser the benefit of certain consent rights, such as selling all or a significant part of the Adviser, making material acquisitions, entering into businesses other than asset management and fund distribution, declaring bankruptcy, making material changes in tax or accounting policies or making material borrowings, and entering into related party transactions.  However, Value Line has no power to vote for the election, removal or replacement of trustees of the Adviser.

Value Line has (1) granted the Adviser, the Distributor and the Fund a permanent right to use of the name “Value Line” so long as the Adviser remains the Fund’s adviser and the Fund does not alter its investment objectives or fundamental policies as they exist on the date of the investment advisory agreement to create a risk profile similar to that of so-called hedge funds and (2) agreed to provide the Adviser its ranking information without charge on as favorable a basis as to its best institutional customers.

Principal Underwriter. The Trust has entered into a distribution agreement on behalf of the Fund with the Distributor, a wholly-owned subsidiary of the Adviser, whose address is 7 Times Square, 21st Floor, New York, New York 10036-6524, pursuant to which the Distributor acts as principal underwriter and distributor of the Fund for the sale and distribution of its shares.  For its services under the agreement, the Distributor is not entitled to receive any compensation although it is entitled to receive fees under the Service and Distribution Plan (12b-1 Plan) (the “Plan”).  The Distributor also serves as distributor to the other Value Line Funds.

Expense Limitation Agreement.  The Adviser and the Distributor are parties with the Fund to an Expense Limitation Agreement pursuant to which fees are first waived by the Adviser and the Distributor in proportion to their advisory fees and Rule 12b-1 fees respectively, and then any additional reimbursement necessary to limit the Fund’s total annual operating expenses (other than those attributable to Underlying Funds’ fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 1.75% of the Fund’s average daily net assets is paid by the Adviser (the “Expense Limitation”).  The Adviser and the Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within three (3) years after the fiscal year end in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation.  The Expense Limitation can be terminated or modified before June 30, 2016 only with the agreement of the Board of Trustees.

B-25

Other Service Providers. State Street Bank and Trust Company (“State Street”) has been retained to provide certain bookkeeping, accounting and administrative services for the Fund.  The Fund pays State Street a fee at the rate of $ 67,000 per annum for providing these services.  State Street, whose address is 225 Franklin Street, Boston, Massachusetts 02110, also acts as the Fund’s custodian, transfer agent and dividend-paying agent.  As custodian, State Street is responsible for safeguarding the Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.  As transfer agent and dividend-paying agent, State Street effects transfers of Fund shares by the registered owners and transmits payments for dividends and distributions declared by the Fund.  Boston Financial Data Services, Inc., a State Street affiliate, whose address is 330 W. 9th Street, Kansas City, Missouri 64105, provides certain transfer agency functions to the Fund as an agent for State Street.

PricewaterhouseCoopers LLP , whose address is 300 Madison Avenue, New York, New York 10017, acts as the Fund’s independent registered public accounting firm.

Portfolio Manager

Ms. Cindy Starke, an employee of the Adviser, is primarily responsible for the day-to-day management of the Fund’s portfolio.

Compensation. Each portfolio manager employed by the Adviser receives a base salary and customary benefits that are offered generally to all full-time and some part-time employees of the Adviser.  In addition, a manager may receive an annual bonus in the Adviser’s discretion.  Base salary is normally reevaluated on an annual basis.  Any bonus is completely discretionary and may be in excess of a manager’s base salary.  The profitability of the Adviser and the investment performance of the accounts that the portfolio manager is responsible for are factors in determining the manager’s overall compensation.  The level of any bonus compensation may be influenced by the relative performance of the accounts managed by the portfolio manager or the financial performance of the Adviser.  However, as noted, all bonus compensation is discretionary and the Adviser does not employ formulas with respect to either of these factors to compute a portfolio manager’s bonus.  There are no differences in a portfolio manager’s compensation structure for managing mutual funds or private accounts.

Other Accounts Managed. Ms. Starke is primarily or jointly responsible for the day-to-day management of 3 Value Line Funds with combined total assets at November 30, 2014, of approximately $ 602  million.

Material Conflicts of Interest. The Adviser’s portfolio managers typically manage more than one account.  Portfolio managers make investment decisions for each account based on the investment objectives and policies of each such account.  If the portfolio manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not take full advantage of that opportunity because the opportunity may need to be allocated among more than one account.  In addition, a portfolio manager may purchase or sell securities for one account and not another account.  None of the accounts pay performance-related fees.  Investments are allocated among all of the Adviser’s accounts in a manner which the Adviser deems to be fair and equitable.  The Adviser currently does not have any private accounts.

Ownership of Securities. Ms. Starke does not own any shares of the Fund.

B-26

SERVICE AND DISTRIBUTION PLAN

The Plan is designed to finance the activities of the Distributor in advertising, marketing and distributing Fund shares and for servicing Fund shareholders at an annual rate of 0.40% of the Fund’s average daily net assets.  A report of the amounts expended under the Plan is submitted to the Board of Trustees each quarter.  Because of the Plan, long-term shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the Financial Industry Regulatory Authority regarding investment companies.

The Distributor may use Rule 12b-1 fees to pay for activities primarily intended to result in the sale of Fund shares, including but not limited to:  (i) costs of printing and distributing the Fund’s prospectus, statement of additional information and reports to prospective owners of variable annuity and variable insurance contracts (“Contracts”); (ii) costs involved in preparing, printing and distributing promotional and sales literature in connection with the funding of Contracts with shares of the Fund; (iii) providing incentives and compensation to GIAC to make the Fund available to owners of Contracts and for providing personal services to owners who fund their Contracts with shares of the Fund; (iv) providing administrative support services to the Fund in connection with the distribution of the Fund’s shares for use by GIAC in funding Contracts; and (v) compensation to employees or account executives and reimbursement of their expenses as well as overhead and telephone costs of such employees or account executives.

The Plan is a compensation plan, which means that the Distributor’s fees under the Plan are payable without regard to actual expenses incurred by the Distributor.  To the extent the revenue received by the Distributor pursuant to the Plan exceeds the Distributor’s marketing expenses, the Distributor may earn a profit under the Plan.

The Plan is subject to annual approval by the Trustees, including the non-interested Trustees.  The Plan is terminable at any time by vote of the Trustees or by vote of a majority of the shares of beneficial interest in the Fund.  Pursuant to the Plan, a new Trustee who is not an “interested person” (as defined in the 1940 Act) must be nominated by existing Trustees who are not “interested persons.”  Because amounts paid pursuant to the Plan are paid to the Distributor, the Distributor and its officers, directors and employees may be deemed to have a financial interest in the operation of the Plan.  None of the non-interested Trustees has a financial interest in the operation of the Plan.

The Plan was adopted because of its anticipated benefits to the Fund.  These anticipated benefits include:  the ability to realize economies of scale as a result of increased promotion and distribution of the Fund’s shares, an enhancement in the Fund’s ability to maintain accounts and improve asset retention, increased stability of net assets for the Fund, increased stability in the Fund’s investment positions, and greater flexibility in achieving the investment objective.  The costs of any joint distribution activities between the Fund and other Value Line Funds will be allocated among the Funds in proportion to the number of their shareholders or another reasonable method of allocation.

B-27

Sub-Transfer Agency Services and Fees

In addition, the Fund compensates financial intermediaries, including GIAC as the sponsoring insurance company, that provide sub-transfer agency and related services to persons who purchase Fund shares as an investment option underlying Contracts issued by the financial intermediaries (“Contractholders”). Financial intermediaries may include, but are not limited to, insurance companies, banks, broker-dealers, or other institutions and their respective affiliates. The sub-transfer agency fee, which may be paid directly to the financial intermediary or indirectly via the Distributor, is equal to the lower of (i) 0.05% of the Fund’s average daily net assets attributable to shares underlying Contracts issued or serviced by the intermediary and (ii) the amount by which the fees charged by the financial intermediary for offering the Fund as an underlying investment option for Contracts and/or providing shareholder, sub-transfer agency and related services to those Contractholders exceed the amount paid under the Fund’s Plan with respect to such Fund assets. If the sub-transfer agency fee is paid to financial intermediaries indirectly via the Distributor, the Distributor does not retain any amount thereof and such fee otherwise reduces the amount that the Distributor is contractually obligated to pay to the financial intermediary. The plan pursuant to which the sub-transfer agency fee is paid is subject to annual approval by the Board and is terminable at any time by the Board. In addition to a financial intermediary receiving a sub-transfer agency fee and payments under the Fund’s Plan, additional payments may be made to the financial intermediary by the Distributor, the Adviser and their affiliates out of their own assets as described below.

Additional Financial Intermediary Compensation

The Fund is available as an underlying investment for variable annuity and variable life insurance Contracts sponsored by GIAC.  GIAC, its affiliates and other financial intermediaries (collectively, “intermediaries”) receive various forms of compensation (which may come directly or indirectly from the Fund and other Value Line Funds) from the Trust on behalf of the Fund and/or from the Distributor, the Adviser and/or their affiliates (collectively, the “Service Providers”).  The amount of such payments may be based on a variety of factors, including sales of Fund shares as an investment options under the Contracts or the value of shares underlying the Contracts, and in certain instances are subject to minimum payment levels.  Compensation from the Service Providers may vary among intermediaries.  Such compensation is in addition to the asset-based charges paid to intermediaries by the Fund under the Plan and the sub-transfer agency plan.  These payments may take the form of, among other things:  “due diligence” payments for an intermediary’s examination of the Fund and payments for providing extra employee training, education and information relating to the Fund; “listing” fees for the placement of the Fund on an intermediary’s list of underlying investment options; “distribution and marketing support” fees for providing assistance in promoting the sale of the Funds’ shares and/or Contracts; payments for the sale of shares and/or the maintenance of share balances; maintenance fees; and set-up fees regarding the establishment of new accounts.  You should consult with your intermediary and review carefully any disclosure by the intermediary as to compensation received by it for more information about the payments described above.

Although a portion of the Service Providers’ revenue comes directly or indirectly in part from fees paid by the Fund and other funds, these payments do not increase the price paid by investors for the purchase of shares of the Fund or other funds.  The Service Providers generally agree amongst themselves what payments to make to intermediaries and which Service Provider will bear or make such payments.  Payments of this type are sometimes referred to as revenue-sharing payments.

In addition, the Service Providers may contribute to various non-cash and cash incentive arrangements to promote the sale of Fund shares, and may sponsor various contests and promotions subject to applicable FINRA regulations in which participants may receive prizes such as travel awards, merchandise and cash.  Subject to applicable FINRA regulations, the Service Providers may also: (i) pay for the travel expenses, meals, lodging and entertainment of intermediaries and their salespersons in connection with educational and sales promotional programs, (ii) sponsor speakers, educational seminars and charitable events and (iii) provide other sales and marketing conferences and other resources to intermediaries and their salespersons.

Payments to an intermediary may be significant to the intermediary and amounts that intermediaries pay to your agent, salesperson, financial advisor or other investment professional may also be significant for your agent, salesperson, financial advisor or other investment professional.  Because an intermediary may make decisions about which variable annuity and variable life insurance contracts, and which underlying investment options, it will offer or recommend to its clients or what services to provide for various products based on payments it receives or is eligible to receive, revenue sharing payments create conflicts of interest between the intermediary and its clients, and these financial incentives may cause the intermediary to recommend the Fund and other funds over other investments.  The same conflict of interest exists with respect to your agent, salesperson, financial advisor or other investment professional if he or she receives similar payments from his or her intermediary firm.

B-28

The maximum amount of compensation that may be paid to any intermediary out of assets of the Fund under the Plan is 0.40% of the Fund’s average daily net assets. The maximum amount of compensation for sub-transfer agency and related services that may be paid out of assets of the Fund to any intermediary is the lower of (i) 0.05% of the Fund’s average daily net assets attributable to shares underlying Contracts issued or serviced by the intermediary and (ii) the amount by which the fees charged by the intermediary for offering the Fund as an underlying investment option for Contracts and/or providing shareholder, sub-transfer agency and related services to those Contractholders exceed the amount paid under the Fund’s Plan with respect to such Fund assets.  Generally, the maximum amount of additional compensation that the Service Providers pay to any intermediary from their own assets is 0.05% of the Fund’s average daily net assets.  However, to the extent one or more Service Providers waives any fees it would have otherwise received under a Plan or if payments for sub-transfer agency and related services are not paid by the Fund (e.g., because of an agreement to limit the Fund’s expense ratio), such Service Provider (and not the Fund) would pay the intermediaries out of its own assets any such amounts waived.

As of the date of this SAI, no Service Provider has made any payments out of its own assets to any intermediaries because the Fund had not commenced operations but the Service Providers anticipate that they will make payments out of their own assets to GIAC (or its affiliates) whose fees may exceed the Fund’s payment under the Plan and the sub-transfer agency plan.  Financial intermediaries other than GIAC and its affiliates may have commenced receiving payments from Service Providers since that date.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Orders for the purchase and sale of portfolio securities are placed with brokers and dealers who, in the judgment of the Adviser, will obtain the best results for the Fund’s portfolio taking into consideration such relevant factors as price, the ability of the broker to effect the transaction and the broker’s facilities, reliability and financial responsibility.

Commission rates and spreads, being a component of price, are considered together with such factors.  Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account as principals and not as brokers, without stated commissions, though the price of a security usually includes a profit to the dealer.  In underwritten offerings, securities are bought at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s “concession” or “discount.”  On occasion, certain money market instruments may be bought directly from an issuer, in which case no commissions or discounts are paid.

Pursuant to the provisions of Section 28(e) of the Securities Exchange Act of 1934, the Adviser is also authorized to place purchase or sale orders with brokers or dealers who may charge a commission in excess of that charged by other brokers or dealers if the amount of the commission charged is reasonable in relation to the value of the brokerage and research services provided viewed either in terms of that particular transaction or in relation to the Adviser’s overall responsibilities with respect to the account as to which the Adviser exercises investment discretion.  Research services provided to the Adviser by broker-dealers are available for the benefit of all Value Line Funds and accounts managed by the Adviser, and the allocation of such benefits relative to commissions paid by the Fund will be in such amounts and in such proportion as the Adviser may determine.  The information and services furnished to the Adviser include the furnishing of research reports and statistical compilations and computations and the providing of current quotations for securities.  When services and information are furnished to the Adviser at no cost, certain of these services might relieve the Fund or the Adviser of expenses which they would otherwise have to pay.  The advisory fee paid by the Fund to the Adviser will not be reduced as a result of the Adviser’s receipt of information and research services. Such information and services are considered by the Adviser, and brokerage commissions are allocated in accordance with its assessment of such information and services, but only in a manner consistent with the placing of purchase and sale orders with brokers and/or dealers, which, in the judgment of the Adviser, are able to execute such orders as expeditiously as possible.  Orders may also be placed with brokers or dealers who sell shares of the Fund or other Value Line Funds, but this fact, or the volume of such sales, is not a consideration in their selection.

B-29

Portfolio Turnover. When available, the Fund’s portfolio turnover rate for recent fiscal years will be provided under “Financial Highlights” in the Fund’s Prospectus.

CAPITAL STOCK

The Fund is a series of the Trust.  The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, each with $.01 par value, and to divide the shares of the Trust into separate and distinct series representing interests in different investment portfolios.  As of the date of this SAI, the Trustees have authorized two series of the Trust, one of which is the Fund.

The Declaration also authorizes the Trustees to classify and reclassify the shares of the Fund (or any series of the Trust) into one or more series.  Each share of the Fund represents a proportionate interest in the assets belonging to the Fund and has one vote, with fractional shares voting proportionately.  Shares of the Fund have no preemptive rights, are freely transferable, are entitled to dividends as declared by the Trustees and, if the Fund were liquidated, would receive the net assets of the Fund.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Purchases.  Shares of the Fund are purchased at net asset value next calculated after receipt of a purchase order.  Shares of the Fund are available to the public through the purchase of certain contracts or policies issued by GIAC.  There are no minimum investment requirements.

Redemptions.  The right of redemption may be suspended, or the date of payment postponed beyond the normal seven-day period, by the Fund under the following conditions authorized by the 1940 Act: (1) For any period (a) during which the New York Stock Exchange (the “NYSE”) is closed, other than customary weekend and holiday closing, or (b) during which trading on the NYSE is restricted; (2) For any period during which an emergency exists as a result of which (a) disposal by the Fund of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Fund to determine the fair value of its net assets; or (3) For such other periods as the SEC may by order permit for the protection of the Fund’s shareholders.

B-30

The value of shares of the Fund on redemption may be more or less than the shareholder’s cost, depending upon the market value of the Fund’s assets at the time.

Calculation of Net Asset Value. The net asset value of the Fund’s shares for purposes of both purchases and redemptions is determined once daily as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business.  The net asset value per share is determined by dividing the total value of all the securities and other assets of the Fund, less any liabilities, by the total number of outstanding shares.  Securities for which market prices or quotations are readily available are priced at their market value, which in the case of equity securities traded on an exchange or the NASDAQ Stock Market is typically the last quoted sale or the NASDAQ Official Closing Price.  In the absence of closing sales prices for such securities market value is typically deemed to be the midpoint between the latest available and representative asked and bid prices.  Securities for which market quotations are not readily available, or are determined not to reflect accurately fair value are valued at fair value as determined by the Adviser pursuant to policies and procedures adopted by the Fund’s Board of Trustees.  Debt securities with remaining maturities of 60 days or more at the time of acquisition are valued using prices provided by a pricing service or by prices furnished by recognized dealers in such securities.  Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

TAXES

The Fund intends to elect to be treated and to continue to qualify for the favorable tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).  As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets, and distribution of its income to shareholders.  By so qualifying, and assuming the Fund meets the distribution requirements stated below, the Fund will not be subject to federal income tax on net investment income or net realized capital gains which are distributed to shareholders (whether or not reinvested in additional Fund shares).  In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, (i) derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code) (the “90% income test”) and (ii) diversify its holdings so that at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (1) cash and cash items, U.S. government securities, securities of other regulated investment companies, and (2) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than U.S. government securities and securities of other regulated investment companies) of any one issuer, (2) the securities (other than securities of other regulated investment companies) of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (3) the securities of one or more qualified publicly traded partnerships.

B-31

The Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts.  These requirements, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code, place certain limitations on the assets of each separate account.  Section 817(h) and these regulations treat the assets of the Fund as assets of the related separate accounts.  For this purpose, the separate accounts, however, will not be able to “look through” to the assets of the Underlying Funds in which the Fund invests, but instead will be required to treat each investment of the Fund in an Underlying Fund as a separate investment. These Section 817(h) diversification requirements limit the extent to which the assets of the Fund may be represented by any one, two, three or four investments.  Specifically, the Treasury regulations provide that, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the value of the total assets of a separate account may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.  For this purpose, all securities of the same issuer are considered as a single investment, and each U.S. government agency and instrumentality is considered as a separate issuer.  In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable.  Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets are cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies.  However, it is not expected that any separate accounts invested in the Fund will be able to rely on this safe harbor, because the Fund expects that more than 55% of its investments will be in other regulated investment companies.

In certain circumstances, an inadvertent failure to satisfy the Section 817(h) diversification requirements can be corrected, but generally will require the payment of a penalty to the Internal Revenue Service.  The amount of such penalty will be based on the tax the Contractholders would have incurred if they were treated as receiving the income on the Contract for the period during which the diversification requirements were not satisfied.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of variable contracts.  Under these rules, generally Contractholders must not be able to direct the Fund’s investment in any particular asset.  Compliance with certain of these limitations is not within the control of the Fund.  The Treasury Department or Internal Revenue Service may issue future pronouncements addressing the circumstances in which a variable contract owner is deemed to have control of the investments of a separate account which may cause the contract owner, rather than the insurance company to be treated as the owner of the assets held by the separate account.  It cannot be known what standards (if any) might be set forth in such future pronouncements.

Failure by a separate account to satisfy either the Section 817(h) diversification requirements or the investor control rules would generally result in adverse treatment of the Contractholders, differing from the treatment described in the applicable variable contract prospectus, by causing the Contracts to lose their favorable tax status and requiring a Contractholder to include in ordinary income any income accrued under the Contracts for the current and all prior taxable years.  Any such failure may also result in adverse consequences for the insurance company issuing the contracts.  In addition, failure by the Fund to qualify as a regulated investment company or to meet the distribution requirements applicable to a regulated investment company could subject the Fund to penalty taxes (or interest charges in the nature of a penalty tax), require the Fund to dispose of certain assets or subject the Fund to federal income taxation on all of its taxable income and gain, whether or not distributed to shareholders.  The discussion below generally is based on the assumption that the shares of the Fund will be respected as owned by GIAC and not by the Contractholders and that the Fund will continue to qualify as a regulated investment company.

B-32

Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss, and certain net foreign exchange gains, are treated as ordinary income, whether received in cash or reinvested in additional shares.  Dividends from net long-term capital gain in excess of net short-term capital loss (“net capital gain”), if any, whether received in cash or reinvested in additional shares, are treated as long-term capital gain for U.S. federal income tax purposes without regard to the length of time shares of the Fund have been held.  For federal income tax purposes, dividends and capital gain distributions from the Fund are treated as received by GIAC in its capacity as a shareholder of the Fund, rather than by the Contractholders.  Contractholders should read the prospectus for GIAC’s variable annuities and variable life insurance policies for a discussion of the federal income tax consequences of owning a Contract.  The U.S. federal income tax status of all distributions will be reported to shareholders annually.

Any dividend declared by the Fund as of a record date in October, November, or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

Realized losses incurred after October 31, if so elected by the Fund, are deemed to arise on the first day of the following fiscal year.  If the Fund were to incur net capital losses for any taxable year, such losses could not be passed through to its shareholders, but may be carried forward indefinitely by the Fund to offset any future capital gains of the Fund.  To the extent capital gains are offset by such losses, they would not result in tax liability to the Fund and would not be expected to be distributed as capital gain dividends.

Redemptions and exchanges generally are taxable events for shareholders that are subject to tax.  Any loss realized by a shareholder upon the redemption, exchange or other disposition of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.  Losses on redemptions or other dispositions of shares may be disallowed under “wash sale” rules to the extent that other investments are made in the Fund (including those made pursuant to reinvestment of dividends and/or capital gain distributions within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.  In such a case, the disallowed portion of any loss would generally be included in the U.S. federal tax basis of the shares acquired in the other investments.

To the extent that an Underlying Fund invests in stock of foreign issuers, the Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to such investments.  Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  The Fund does not expect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

B-33

If an Underlying Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Underlying Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders.  The Underlying Fund would not be able to pass through to the Fund any credit or deduction for such a tax.  Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash.  These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income.  The Fund may limit and/or manage its holdings in Underlying Funds that invest in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

The description of certain federal tax provisions above relates solely to U.S. federal income tax law as it applies to the Fund and to certain aspects of its distributions.  It does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities and insurance companies.  Shareholders and Contractholders should consult their own tax advisers on these matters and on state, local, foreign, and other applicable tax laws.

B-34

PART C: OTHER INFORMATION

Item 28.	Exhibits.

(a)	(1) Declaration of Trust(1)

(2) Amendment to the Declaration of Trust and Establishment and Designation of Series(7)

(b)	By-laws(1) and Amendment to the By-laws.(5)

(c)	Not applicable.

(d)	(1) Investment Advisory Agreement of Value Line Strategic Asset Management Trust(4)

(2) Investment Advisory Agreement of Value Line VIP Equity Advantage Fund (8)

(e)	(1) Distribution Agreement of Value Line Strategic Asset Management Trust(4)

(2) Distribution Agreement of Value Line VIP Equity Advantage Fund (8)

(f)	Not applicable.

(g)	(1) Custodian Agreement of Value Line Strategic Asset Management Trust(1)

(2) Custodian Agreement of Value Line VIP Equity Advantage Fund †

(h)	(1) Agreement with The Guardian Insurance & Annuity Company, Inc. of Value Line Strategic Asset Management Trust(1)

(2) Agreement with The Guardian Insurance & Annuity Company, Inc. of Value Line VIP Equity Advantage Fund*

(3) Fee Waiver Agreement of Value Line Strategic Asset Management Trust(6)

(4) Expense Limitation Agreement of Value Line VIP Equity Advantage Fund (8)

(5) Administration Agreement with State Street Bank and Trust Company of Value Line Strategic Asset Management Trust(3)

(6) Administration Agreement with State Street Bank and Trust Company of Value Line VIP Equity Advantage Fund †

(i)	(1) Legal Opinion for Value Line Strategic Asset Management Trust(1)

(2) Legal Opinion for Value Line VIP Equity Advantage Fund †

(j)	Consent of Independent Registered Public Accounting Firm (6)

(k)	Not applicable.

(l)	Not applicable.

(m)	(1) Service and Distribution Plan of Value Line Strategic Asset Management Trust(2)

(2) Service and Distribution Plan of Value Line VIP Equity Advantage Fund (8)

C-1

(n)	Code of Ethics of the Fund, the Adviser and the Distributor(5)

(r)	Powers of Attorney(7)

(1)	Filed as an exhibit to Post-Effective Amendment No. 12, filed February 26, 1999, and incorporated herein by reference.
(2)	Filed as an exhibit to Post-Effective Amendment No. 16, filed February 26, 2003, and incorporated herein by reference.
(3)	Filed as an exhibit to Post-Effective Amendment No. 21, filed April 27, 2007, and incorporated herein by reference.
(4)	Filed as an exhibit to Post-Effective Amendment No. 26, filed February 20, 2011, and incorporated herein by reference.
(5)	Filed as an exhibit to Post-Effective Amendment No. 28, filed April 27, 2012, and incorporated herein by reference.
(6)	Filed as an exhibit to Post-Effective Amendment No. 32, filed February 28, 2014, and incorporated herein by reference.
(7)	Filed as an exhibit to Post-Effective Amendment No. 34, filed September 19, 2014, and incorporated herein by reference.
(8)	Filed as an exhibit to Post-Effective Amendment No. 35, filed October 27, 2014, and incorporated herein by reference.
†	Filed herewith.
*	To be filed by subsequent amendment

Item 29.	Persons Controlled by or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Incorporated by reference to Section 4.3 of the Declaration of Trust filed as Exhibit (a) to Post-Effective Amendment No. 12, filed February 26, 1999.

Insofar as indemnification for liabilities arising under the federal securities laws may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust’s Declaration of Trust, its Bylaws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification may be against public policy as expressed in the Securities Act of 1933 and, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business or Other Connections of Investment Adviser.

EULAV Asset Management, the investment adviser of the Value Line VIP Equity Advantage Fund and Value Line Strategic Asset Management Trust, acts as investment adviser to the registered investment companies in the Value Line Funds listed in Item 32.

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Name	Position With the Adviser	Other Employment Within the Past Two Years

Mitchell Appel	President; Treasurer; Trustee	Chief Financial Officer since 2008 and President since 2009 of the Distributor; President since 2008 and Director since 2010 of each of the Value Line Funds.
Robert Scagnelli	Vice President	None.
Mark Marrone	Chief Compliance Officer	Senior Compliance Officer, Northern Lights Compliance Services, LLC, 450 Wireless Blvd., Hauppauge, NY 11788 since 2009.
Emily Washington	Secretary	Chief Financial Officer, Secretary and Treasurer of each of the Value Line Funds.
Avi T. Aronovitz	Trustee
Senior Vice President/CFO, OTT Americas + Global OVP, Piksel, Inc., 1250 Broadway, NY, NY 10001 since June 2012; Consultant, Ruder Finn, Inc. 301 East 57th Street, NY, NY 10022, 2011-2012; Partner, Tatum, LLC, 230 Park Ave, NY, NY 10169, 2009-2010; Director, Citrin Cooperman & Company, LLP, 2010-2011.

Richard Berenger	Trustee	Chief Compliance Officer, Matrix Capital Group, Inc., 242 E 72nd Street, NY, NY 10021, since 2010; President, Matrix 360 Distributors, LLC, 45 Dustman Lane, Bardonia, NY 10954.
Robert E. Rice	Trustee	Managing Partner, Tangent Capital, 9 West 57th Street, New York, NY 10019 since 2004.
R. Alastair Short	Trustee
Director, Vice Chairman and Chairman of Audit Committee, Van Eck Funds, 335 Madison Avenue, NY, NY 10017, since 2004. Director and Chairman of the Audit Committee, Market Vectors ETFs, 335 Madison Avenue, NY, NY 10017 since 2006; Director Tremont Offshore Funds since 2009; Director, NorthVu Inc., Toronto, Canada.

The business address of the Distributor and the Value Line Funds is 7 Times Square, 21st Floor, New York, NY, 10036-6524.

Item 32.	Principal Underwriters.

(a)
EULAV Securities LLC acts as principal underwriter for the following Value Line Funds: The Value Line Fund, Inc.; Value Line Income and Growth Fund, Inc.; Value Line Premier Growth Fund, Inc.; Value Line Larger Companies Fund, Inc.; Value Line Centurion Fund, Inc.; Value Line Core Bond Fund; Value Line Strategic Asset Management Trust, a series of Value Line Funds Variable Trust;  Value Line VIP Equity Advantage Fund, a series of Value Line Funds Variable Trust; Value Line Small Cap Opportunities Fund, Inc.; Value Line Asset Allocation Fund, Inc.; Value Line Tax Exempt Fund, Inc.; Worthington Value Line Equity Advantage Fund, a series of Value Line Funds Investment Trust.

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(b)

(1) Name and Principal Business Address	(2) Position and Offices with EULAV Securities LLC	(3) Position and Offices with Registrant

Mitchell Appel	President	President and Director

Raymond Stock	Vice President; Secretary	None

Howard Spindel	Chief Compliance Officer	None

The business address of each of the officers and directors is 7 Times Square, 21st Floor, New York, NY 10036.

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

EULAV Asset Management
7 Times Square, 21st Floor,
New York, NY 10036
For records pursuant to:
Rule 31a-1(b)(4),(5),(6),(7),(10),(11)
Rule 31a-1(f)

State Street Bank and Trust Company
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729
For records pursuant to Rule 31a-1(b)(2)(iv)

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
For all other records

Item 34.	Management Services.

None.

Item 35.	Undertakings.

Not applicable.

NOTICE

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Trust by the Trustees of the Trust as trustees and not individually and that the obligations arising out of this instrument are not binding upon any of the Trustees of the Trust or shareholders of any series of the Trust individually, but are binding only upon the assets and property of the Trust or the respective series.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 5 th day of December , 2014.

VALUE LINE FUNDS VARIABLE TRUST

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, Trustee, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Joyce E. Heinzerling* (Joyce E. Heinzerling)	Trustee	December 5 , 2014

Francis C. Oakley* (Francis C. Oakley)	Trustee	December 5 , 2014

David H. Porter* (David H. Porter)	Trustee	December 5 , 2014

Paul Craig Roberts* (Paul Craig Roberts)	Trustee	December 5 , 2014

Nancy-Beth Sheerr* (Nancy-Beth Sheerr)	Trustee	December 5 , 2014

/s/ Mitchell E. Appel	Trustee; President and Chief Executive Officer	December 5 , 2014
(Mitchell E. Appel)	(Principal Executive Officer)

/s/ Emily D. Washington	Treasurer; Principal Financial and Accounting Officer;	December 5 , 2014
(Emily D. Washington)	Secretary

*By:	/s/ Mitchell E. Appel
(Mitchell E. Appel, attorney-in-fact)

*	Pursuant to Power of Attorney filed as an exhibit to Post-Effective Amendment No. 34, filed September 19, 2014, and incorporated herein by reference.

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EXHIBIT INDEX

Exhibit Number	Document Title

(g)(2)	Schedule for Substantially Identical Custodian Agreement
(h)(6)	Schedule for Substantially Identical Administration Agreement
(i)(2)	Legal Opinion for Value Line VIP Equity Advantage Fund

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